As filed with the Securities and Exchange Commission on September 28, 2001.

Registration Nos. 33-47782
                  811-6663

SECURITIES AND EXCHANGE COMMISSION
Washington D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[_]  Pre-Effective Amendment No.


[X]  Post-Effective Amendment No. 18


REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940, as amended


[X]  Amendment No. 19


SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND
(Exact name of Registrant as Specified in Charter)

125 Broad Street, New York, New York 10004
(Address of Principal Executive Offices) (Zip Code)

(800) 451-2010
(Registrant's Telephone Number, including Area Code)

Christina T. Sydor, Secretary
Smith Barney Adjustable Rate Government Income Fund
125 Broad Street
New York, New York 10004
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

[X] Immediately upon filing pursuant to paragraph (b)
[_] On (date) pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a)(1)
[_] On (date) pursuant to paragraph (a)(1)
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] On(date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A - PROSPECTUS

PART B - STATEMENT OF ADDITIONAL INFORMATION


Smith Barney
Adjustable Rate Government Income Fund

125 Broad Street
New York, New York 10004
(800) 451-2010

                                  PROSPECTUS



            -------------------------------------------------


                         SMITH BARNEY ADJUSTABLE RATE

                            GOVERNMENT INCOME FUND

            -------------------------------------------------


      Class A, B, and I Shares


      September 28, 2001




      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./sm/

           ---------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
           ---------------------------------------------------------

Smith Barney Adjustable Rate
Government Income Fund

  Contents

               Investments, risks and performance...........  2

               More on the fund's investments...............  7

               Management...................................  8

               Choosing a class of shares to buy............ 10

               Comparing the fund's classes................. 11

               Sales charges................................ 12

               More about deferred sales charges............ 13

               Buying shares................................ 14

               Exchanging shares............................ 15

               Redeeming shares............................. 17

               Other things to know about share transactions 19

               Dividends, distributions and taxes........... 21

               Share price.................................. 22

               Financial highlights......................... 23


                                                       Smith Barney Mutual Funds

  Investments, risks and performance

Investment objectives
The fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Principal investment strategies
Key investments The fund normally invests at least 65% of its net assets in adjustable rate securities. The fund will also invest at least 65% of its net assets in U.S. government securities. Many of the securities in which the fund will invest will be both a U.S. government and adjustable rate security, thus counting toward both of the foregoing 65% thresholds. The fund may additionally invest in privately issued mortgage backed securities, asset backed securities, and collateralized mortgage obligations (CMOs) and mortgage-related derivative securities, including government stripped mortgage backed securities (SMBS). A common variety of SMBS contemplates one class (the principal-only or "PO" class) receiving some of the interest and most of the principal from the underlying assets, and the other class (the interest-only or "IO" class) receiving most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. Although, the fund may purchase securities of a PO class, it is more likely to purchase the securities of an IO class. Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. In regard to the privately issued asset backed securities in which the fund may invest, such securities may represent interests in various types of underlying receivables such as home equity loans and automobile and credit card receivables.

The fund may also invest up to 35% of its net assets in short duration corporate and U.S. government fixed rate debt securities.

Unlike fixed rate securities, the interest rates of the fund's adjustable rate mortgage and asset backed securities are periodically readjusted to reflect current changes in interest rates. Readjustments typically occur between one and 36 months. Therefore, the fund's net asset value generally will not rise or fall inversely to changes in market interest rates as sharply as it would if the fund invested primarily in fixed rate securities.

The fund may, from time to time, borrow money to buy additional securities. The fund may borrow from banks or other financial institutions or through reverse repurchase agreements. The fund may borrow up to 1/3 of the value of its total assets.

Credit quality The fund invests in U.S. government securities and securities rated at the time of purchase in the two highest long-term rating categories


Smith Barney Adjustable Rate Government Income Fund by a nationally recognized rating agency. The fund may invest up to 20% of its assets in securities that are unrated but determined to be of a quality equivalent to such two highest categories by the subadviser.

Maturity The fund's dollar weighted average life (or period until next interest rate reset date) will normally be between 1 and 3 years.

Selection process The fund's subadviser seeks to achieve low volatility of net asset value by diversifying the fund's assets among investments the sub-adviser believes will, in the aggregate, be resistant to significant fluctuations in market value. The subadviser evaluates the attractiveness of different sectors of the bond market and values individual securities within those sectors relative to other available securities.

In selecting individual securities for the fund's portfolio, the subadviser takes into account various factors that may affect the fund's volatility, including:

[_]Remaining time to the security's next interest rate reset date
[_]The security's payment characteristics
[_]The security's impact on the dollar weighted average life of the fund's portfolio

Principal risks of investing in the fund
Investing in U.S. government and adjustable rate securities can bring added benefits, but it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:


[_]The rate of prepayment of principal on mortgages or other obligations underlying securities in the fund's portfolio is subject to increasing in frequency during periods of decreasing interest rates. Borrowers then tend to prepay as they refinance their mortgages or other obligations at lower rates. Managers will generally be unable to reinvest the prepayment proceeds at similar rates of return than those anticipated for the securities whose obligations have been prepaid


[_]The obligors on a mortgage or other obligation underlying a privately issued security in the fund's portfolio default on their obligation to pay principal or interest, or the security's credit rating is downgraded by a rating organization or is perceived by the market to be less creditworthy

[_]Interest rates go down, since the adjustable nature of the fund's investments makes it difficult to "lock in" a favorable rate of return in a declining interest rate environment


                                                       Smith Barney Mutual Funds

[_]During a period of rapidly rising interest rates, the changes in the coupon rates of the fund's adjustable rate securities temporarily lag behind changes in market rates. You could suffer loss of principal if you sell shares of the fund before interest rates on mortgages underlying the fund's securities are adjusted to reflect current market rates

[_]Interest rates increase, causing the value of the fund's fixed income securities to decline which would reduce the value of the fund's portfolio

[_]The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves to be incorrect

The fund engages in active and frequent trading to achieve its principal investment strategies. As a result, a fund may realize and distribute to shareholders higher capital gains, which could increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

The yield to maturity of an IO class SMBS is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs.

The fund employs leverage (i.e., borrows money) which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Asset backed securities are newer instruments than mortgage backed securities and may be subject to a greater risk of default during periods of economic downturn. Asset backed securities may be less liquid than mortgage backed securities.

Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, this guarantee does not apply to losses resulting from declines in the market value of these securities.



Smith Barney Adjustable Rate Government Income Fund

Who may want to invest The fund may be an appropriate investment if you:


[_]Are a conservative investor seeking income rather than capital appreciation


[_]Are willing to sacrifice potential capital appreciation for less (but not zero) net asset value volatility

[_]Are seeking a higher level of current income than typically offered by money market funds

Risk return bar chart
This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class A shares for each full calendar year since the fund's inception. Class B and I shares would have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

                        Total Return for Class A Shares

                                     [CHART]


           1993    1994    1995    1996    1997    1998    1999    2000
           -----   -----   -----   -----   -----   -----   -----   -----
           3.09%   2.38%   7.98%   5.07%   5.59%   4.25%   4.40%   6.23%




Quarterly returns:

Highest: 2.77% in 1st quarter 1995; Lowest: 0.04% in 2nd quarter 1994. Year to date: 3.25% through 6/30/01.



                                                       Smith Barney Mutual Funds

Risk return table
This table indicates the risks of investing in the fund by comparing the average annual total return of each class for the periods shown with that of the Merrill Lynch 1-3 Year Treasury Index (Merrill Index), a broad-based index including all U.S. Treasury notes and bonds with maturities of at least one year and less than three years. This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends.

                         Average Annual Total Returns

                    Calendar Years Ended December 31, 2000



          Class          1 year 5 years Since inception Inception date
           A             6.23%   5.11%       4.86%         06/22/92
           B             1.21%   4.88%       4.89%         11/06/92
           I             6.73%    N/A        5.87%         04/18/97
          Merrill Index  7.97%   5.92%       5.86%            *


* Indexcomparison begins on 06/22/92.

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                               Shareholder fees

(fees paid directly from your investment)     Class A Class B  Class I
Maximum sales charge (load) imposed on
purchases (as a % of offering price)           None     None    None
Maximum deferred sales charge (load) (as a
% of the lower of net asset value at purchase
or redemption)                                 None*   5.00%**  None

                        Annual fund operating expenses

(expenses deducted from fund assets)  Class A Class B Class I
Management fees                        0.60%   0.60%   0.60%
Distribution and service (12b-1) fees  0.75%   0.75%   0.25%
Other expenses                         0.19%   0.18%   0.19%
                                       -----   -----   -----
Total annual fund operating expenses   1.54%   1.53%   1.04%

*Class A shares acquired as an exchange from another Smith Barney fund subject to a deferred sales charge, remain subject to the original fund's deferred sales charge while held in the fund.
**Class B shares are available only in an exchange from another Smith Barney fund. The previously held fund's deferred sales charge will continue to apply.


Smith Barney Adjustable Rate Government Income Fund

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_] You invest $10,000 in the fund for the period shown
[_] Your investment has a 5% return each year
[_] You reinvest all distributions and dividends without a sales charge
[_] The fund's operating expenses remain the same

                      Number of years you own your shares

                                      1 year 3 years 5 years 10 years
Class A (with or without redemption)   $157   $486    $839    $1,834
Class B (redemption at end of period)  $656   $783    $934    $1,826
Class B (no redemption)                $156   $483    $834    $1,826
Class I (with or without redemption)   $106   $331    $574    $1,271

  More on the fund's investments

Derivative contracts The fund may, but need not, use derivative contracts, such as interest rate futures contracts and options on securities and securities indices and options on these futures to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in interest rates. The fund may enter into interest rate transactions primarily to hedge its portfolio of adjustable rate securities against fluctuations in interest rates. The fund may purchase an interest rate cap as a hedge against an increase in interest rates above the cap on an adjustable rate security held by the fund. The fund may also purchase an interest rate floor as a hedge against a decrease in interest rates below the floor on an adjustable rate security.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund's market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.



                                                       Smith Barney Mutual Funds

Foreign securities The fund may invest up to 10% of its assets in U.S. dollar denominated debt securities of foreign issuers. The value of the fund's foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

  Management


Manager The fund's investment adviser (the manager) is Smith Barney Fund Management LLC ("SBFM") (formerly known as SSB Citi Fund Management LLC), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 125 Broad Street, New York, New York 10004. The manager oversees the fund's investment operations, including selecting and monitoring the subadviser. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.



The fund's subadviser, BlackRock Financial Management, Inc., is located at 345 Park Avenue, New York, New York 10154. BlackRock, Inc. is a majority owned subsidiary of The PNC Financial Services Group, Inc. As of July 31, 2001 BlackRock had assets under management in excess of $220 billion. Keith T. Anderson and Scott M. Amero, each managing directors of Black-Rock, and Robert
S. Kapito, vice chairman of BlackRock, are responsible for the day-to-day management of the fund's portfolio. Messrs. Anderson, Amero and Kapito have each been with BlackRock since 1988.



Management fee During the fiscal year ended May 31, 2001, the manager received an advisory fee equal to 0.40% of the fund's average daily net assets.



Administrator The fund's administrator also is SBFM. For its services, the administrator received a fee during the fund's last fiscal year equal to 0.20% of the fund's average daily net assets.



Smith Barney Adjustable Rate Government Income Fund

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and I shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Citi Fiduciary Trust Company serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.


                                                       Smith Barney Mutual Funds

  Choosing a class of shares to buy

You can choose among two classes of shares: Classes A and I. Class B shares are only available through exchange purchases. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of investment.

You may buy shares from:

[_]A broker-dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent") [_]The fund, but only if you are investing through certain Service Agents

All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                            Initial           Additional
                                            Class B
                                           (exchange
                                           purchases
                                   Class A   only)   Class I  All Classes
       General                     $1,000   $1,000   $100,000     $50
       IRAs, Self Employed
       Retirement Plans, Uniform
       Gift to Minor Accounts       $250     $250    $100,000     $50
       Qualified Retirement Plans*  $25      $25     $100,000     $25
       Simple IRAs                   $1       $1       n/a        $1
       Monthly Systematic
       Investment Plans             $25      n/a       n/a        $25
       Quarterly Systematic
       Investment Plans             $50      n/a       n/a        $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.


Smith Barney Adjustable Rate Government Income Fund

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.


                       Class A                Class B                Class I
Key features   .No initial sales       .Available only in an  .No initial or
                charge                  exchange from          deferred sales
                                        another fund           charge
                                       .No initial sales      .Must invest at least
                                        charge                 $100,000
                                       .Deferred sales        .Lower annual
                                        charge based on        expenses than the
                                        that of the fund       other classes
                                        owned prior to
                                        exchange
                                       .Converts to Class A
                                        after 8 years
-------------------------------------------------------------------------------------
Initial sales  None                    None                   None
charge
-------------------------------------------------------------------------------------
Deferred sales Class A shares acquired Up to 5% charged       None
charge         as an exchange from     when you redeem
               another Smith Barney    shares. The charge is
               fund subject to a       reduced over time and
               deferred sales charge,  there is no deferred
               remain subject to the   sales charge after 6
               original fund's         years
               deferred sales charge
               while held in the fund
-------------------------------------------------------------------------------------
Annual         0.75% of average daily  0.75% of average daily 0.25% of average daily
distribution   net assets              net assets             net assets
and service
fees
-------------------------------------------------------------------------------------
Exchange       Class A shares of most  Class B shares of most No exchange privilege
Privilege*     Smith Barney funds      Smith Barney funds
-------------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.


                                                       Smith Barney Mutual Funds

  Sales charges

Class A shares
You buy Class A shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Class A shares are subject to higher ongoing distribution and service fees than Class I shares.

Class B shares
Class B shareholders may purchase additional Class B shares (through additional exchanges) at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of your purchase from the previously owned fund, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

           Year after purchase   1st 2nd 3rd 4th 5th 6th through 8th
           Deferred sales charge 5%  4%  3%  2%  1%        0%

Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.

Class B conversion After 8 years from purchase of the previously owned fund, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:          Shares issued:           Shares issued:
At initial              On reinvestment of       Upon exchange from
purchase                dividends and            another Smith Barney
                        distributions            fund
Eight years after the   In same proportion as    On the date the
date of purchase of the the number of Class B    shares originally
previously owned fund   shares converting is to  acquired would have
                        total Class B shares you converted into Class
                        own (excluding shares    A shares
                        issued as dividends)

Class I shares
You buy Class I shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $100,000 initial investment requirement.


Smith Barney Adjustable Rate Government Income Fund

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[_]Shares exchanged for shares of another Smith Barney fund
[_]Shares representing reinvested distributions and dividends
[_]Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

[_]On payments made through certain systematic withdrawal plans
[_]On certain distributions from a retirement plan
[_]For involuntary redemptions of small account balances
[_]For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the Statement of Additional Information
(SAI).


                                                       Smith Barney Mutual Funds

  Buying shares


       Through a You should contact your Service Agent to open a bro-
   Service Agent kerage account and make arrangements to buy shares.

                 If you do not provide the following information, your order will be rejected:

                 [_]Class of shares being bought
                 [_]Dollar amount or number of shares being bought

                 Your Service Agent may charge an annual account
                 maintenance fee.
--------------------------------------------------------------------------------
Through the fund Certain investors who are clients of certain Service
                 Agents are eligible to buy shares directly from the fund.

                 [_]Write the fund at the following address:

                     Smith Barney Adjustable Rate Government
                     Income Fund
                     (Specify class of shares)
                     c/o PFPC Global Fund Services
                     P.O. Box 9699
                     Providence, RI 02940-9699

                 [_]Enclose a check to pay for the shares. For initial pur-
                    chases, complete and send an account application.
                 [_]For more information, call the transfer agent at
                    1-800-451-2010.
--------------------------------------------------------------------------------
       Through a You may authorize your Service Agent or the sub-
      systematic transfer agent to transfer funds automatically from (i) a investment plan regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain
                 money market funds, in order to buy shares on a regu-
                 lar basis.

                 [_]Amounts transferred should be at least: $25 monthly
                    or $50 quarterly
                 [_]If you do not have sufficient funds in your account
                    on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee.

                 For more information, contact your Service Agent or the trans-fer agent or consult the SAI.


Smith Barney Adjustable Rate Government Income Fund

  Exchanging shares


 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the Smith Barney fund you are exchang-
       help meet the ing into. An exchange is a taxable transaction. Class I varying needs of shares are not available for exchange.
      both large and
     small investors [_]You may exchange shares only for shares of the same class of another Smith Barney Fund. Not all
                        Smith Barney funds offer all classes.
                     [_]Not all Smith Barney funds may be offered in your
                        state of residence. Contact your Service Agent or the
                        transfer agent for further information.
                     [_]Exchanges of Class A and Class B shares are subject
                        to minimum investment plan exchanges, and all
                        shares are subject to the other requirements of the
                        fund into which exchanges are made.
                     [_]If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with
                        signed stock powers (documents transferring
                        ownership of certificates) before the exchange is
                        effective.
                     [_]The fund may suspend or terminate your exchange
                        privilege if you engage in an excessive pattern of
                        exchanges.
----------------------------------------------------------------------------------
    Additional sales Class A shares of the fund may be subject to a sales charges charge differential upon the exchange of such shares for Class A shares of another Smith Barney fund sold
                     with a sales charge. The sales charge differential is the
                     sales charge rate applicable to purchases of shares of
                     the mutual fund being acquired in the exchange. To
                     the extent the fund shares relinquished in the ex-
                     change are attributable to predecessor shares for which
                     a sales charge was paid, the sales charge differential
                     does not apply. For purposes of the exchange privilege,
                     shares obtained through automatic reinvestment of
                     dividends and capital gain distributions are treated as
                     having paid the same sales charges applicable to the
                     shares in which the dividends or distributions were
                     paid; however, except in the case of certain retirement
                     plans and programs, if no sales charge was imposed
                     upon the initial purchase of shares, any shares ob-
                     tained through automatic reinvestment will be subject
                     to a sales charge differential upon exchange.



                                                       Smith Barney Mutual Funds

             Your deferred sales charge (if any) will continue to be measured from the date of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you ex-change at any time into a fund with a lower charge, the sales charge will not be reduced.
---------------------------------------------------------------------
By telephone If you do not have a brokerage account with a Service
             Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York
             Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
             (Eastern time).

             You can make telephone exchanges only between ac-
             counts that have identical registrations.
---------------------------------------------------------------------
     By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.


Smith Barney Adjustable Rate Government Income Fund

  Redeeming shares

Generally Contact your Service Agent to redeem shares of the fund.

          If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

          If the shares are held by a fiduciary or corporation, other documents may be required.

          Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

          If you have a brokerage account with a Service Agent,
          your redemption proceeds will be placed in your
          account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------
  By mail For accounts held directly at the fund, send written requests to the fund at the following address:

          Smith Barney Adjustable Rate Government
          Income Fund
          (Specify class of shares)
          c/o PFPC Global Fund Services
          P.O. Box 9699
          Providence, RI 02940-9699

          Your written request must provide the following:

          [_] Thename of the fund and account number
          [_] Theclass of shares and the dollar amount or num-
                 ber of shares to be redeemed
          [_]Signatures of each owner exactly as the account is registered


                                                       Smith Barney Mutual Funds

    By telephone If you do not have a brokerage account with a Service
                 Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone re-demptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                 Your redemption proceeds can be sent by check to
                 your address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your author-
                 ization form. You must submit a new authorization
                 form to change the bank account designated to receive
                 wire or electronic transfers and you may be asked to
                 provide certain other documents. The sub-transfer
                 agent may charge a fee on an electronic transfer
                 (ACH).
---------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value
                 of at least $10,000 ($5,000 for retirement plan ac-
                 counts) and each automatic redemption must be at
                 least $50. If your shares are subject to a deferred sales
                 charge, the sales charge will be waived if your auto-
                 matic payments do not exceed 1% per month of the
                 value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 [_]Your shares must not be represented by certificates
                 [_]All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.


Smith Barney Adjustable Rate Government Income Fund

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[_]Name of the fund
[_]Account number
[_]Class of shares being bought, exchanged or redeemed
[_]Dollar amount or number of shares being bought, exchanged or redeemed
[_]Signature of each owner exactly as the account is registered


The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund nor the transfer agent will bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

[_]Are redeeming over $50,000
[_]Are sending signed share certificates or stock powers to the sub-transfer agent
[_]Instruct the sub-transfer agent to mail the check to an address different from the one on your account
[_]Changed your account registration
[_]Want the check paid to someone other than the account owner(s)
[_]Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[_]Suspend the offering of shares
[_]Waive or change minimum and additional investment amounts
[_]Reject any purchase or exchange order
[_]Change, revoke or suspend the exchange privilege
[_]Suspend telephone transactions


                                                       Smith Barney Mutual Funds

[_]Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[_]Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.


Smith Barney Adjustable Rate Government Income Fund

  Dividends, distributions and taxes


Dividends The fund's policy is to declare daily dividends from its net investment income. Dividends from income are paid monthly. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend.


Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

Transaction               Federal tax status
Redemption or exchange of Usually capital gain or loss; long-term
shares                    only if shares owned more than one year
Long-term capital gain    Long-term capital gain
distributions
Short-term capital gain   Ordinary income
distributions
Dividends                 Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.



                                                       Smith Barney Mutual Funds

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost where the board has determined that amortized cost approximates fair value. Corporate debt securities, mortgage-backed securities and asset backed securities held by the fund are valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service approved by the board of trustees.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.


Smith Barney Adjustable Rate Government Income Fund

  Financial highlights


The financial highlights tables are intended to help you understand the performance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables for the five years ended May 31, 2001, was audited by KPMG LLP, independent auditors. KPMG LLP's report, along with the fund's financial statements, is included in the annual report (available upon request).


  For a Class A share of beneficial interest outstanding throughout each year ended May 31:

                                         2001/(1)/ 2000/(1)/ 1999/(1)/  1998    1997
---------------------------------------------------------------------------------------
Net asset value, beginning of year        $ 9.62    $ 9.75    $ 9.86   $ 9.84  $ 9.84
---------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                      0.50      0.46      0.45     0.49    0.43
 Net realized and unrealized gain (loss)    0.23     (0.08)    (0.04)    0.04    0.08
---------------------------------------------------------------------------------------
Total income from operations                0.73      0.38      0.41     0.53    0.51
---------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                     (0.54)    (0.49)    (0.49)   (0.50)  (0.46)
 Capital                                      --     (0.02)    (0.03)   (0.01)  (0.05)
---------------------------------------------------------------------------------------
Total distributions                        (0.54)    (0.51)    (0.52)   (0.51)  (0.51)
---------------------------------------------------------------------------------------
Net asset value, end of year              $ 9.81    $ 9.62    $ 9.75   $ 9.86  $ 9.84
---------------------------------------------------------------------------------------
Total return                                7.74%     3.98%     4.25%    5.57%   5.31%
---------------------------------------------------------------------------------------
Net assets, end of year (millions)        $  102    $   98    $   98   $  108  $  124
---------------------------------------------------------------------------------------
Ratios to average net assets:
 Net investment income                      5.35%     4.84%     4.55%    4.94%   4.42%
 Interest expense                           2.06      1.03      1.80     1.77    1.40
 Other expenses                             1.54      1.61      1.52     1.57    1.69
 Total expenses                             3.60      2.64      3.32     3.34    3.09
---------------------------------------------------------------------------------------
Portfolio turnover rate                       63%      164%      155%     242%    288%
---------------------------------------------------------------------------------------

/(1)/Per share amounts calculated using the monthly average shares method.


                                                       Smith Barney Mutual Funds

  For a Class B share of beneficial interest outstanding throughout each year ended May 31:


                                         2001/(1)/ 2000/(1)/ 1999/(1)/  1998    1997
---------------------------------------------------------------------------------------
Net asset value, beginning of year        $ 9.60    $ 9.74    $ 9.84   $ 9.82  $ 9.84
---------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                      0.50      0.48      0.45     0.49    0.39
 Net realized and unrealized gain (loss)    0.21     (0.11)    (0.04)    0.04    0.10
---------------------------------------------------------------------------------------
Total income from operations                0.71      0.37      0.41     0.53    0.49
---------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                     (0.53)    (0.49)    (0.48)   (0.50)  (0.46)
 Capital                                      --     (0.02)    (0.03)   (0.01)  (0.05)
---------------------------------------------------------------------------------------
Total distributions                        (0.53)    (0.51)    (0.51)   (0.51)  (0.51)
---------------------------------------------------------------------------------------
Net asset value, end of year              $ 9.78    $ 9.60    $ 9.74   $ 9.84  $ 9.82
---------------------------------------------------------------------------------------
Total return                                7.60%     3.86%     4.30%    5.56%   5.10%
---------------------------------------------------------------------------------------
Net assets, end of year (000s)            $2,929    $3,953    $1,871   $2,099  $3,406
---------------------------------------------------------------------------------------
Ratios to average net assets:
 Net investment income                      5.28%     4.93%     4.55%    5.03%   4.32%
 Interest expense                           2.10      1.28      1.80     1.77    1.40
 Other expenses                             1.53      1.63      1.54     1.63    1.71
 Total expenses                             3.63      2.91      3.34     3.40    3.11
---------------------------------------------------------------------------------------
Portfolio turnover rate                       63%      164%      155%     242%    288%
---------------------------------------------------------------------------------------


/(1)/Per share amounts calculated using the monthly average shares method.


Smith Barney Adjustable Rate Government Income Fund

  For a Class I share of beneficial interest outstanding throughout each year ended May 31:


                                        2001/(1)/ 2000/(1)/ 1999/(1)/  1998   1997/(2)/
--------------------------------------------------------------------------------------------
Net asset value, beginning of year      $  9.66   $  9.78   $  9.87   $ 9.85   $ 9.79
--------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                     0.57      0.52      0.45     0.55     0.10
Net realized and unrealized gain (loss)    0.21     (0.08)     0.03     0.04     0.02
--------------------------------------------------------------------------------------------
Total income from operations               0.78      0.44      0.48     0.59     0.12
--------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                    (0.59)    (0.54)    (0.54)   (0.56)   (0.06)
 Capital                                     --     (0.02)    (0.03)   (0.01)   (0.00)/(3)/
--------------------------------------------------------------------------------------------
Total distributions                       (0.59)    (0.56)    (0.57)   (0.57)   (0.06)
--------------------------------------------------------------------------------------------
Net asset value, end of year            $  9.85   $  9.66   $  9.78   $ 9.87   $ 9.85
--------------------------------------------------------------------------------------------
Total return                               8.26%     4.58%     4.99%    6.12%    1.20%/(4)/
--------------------------------------------------------------------------------------------
Net assets, end of year (000s)          $64,769   $30,418   $25,298   $2,928   $2,416
--------------------------------------------------------------------------------------------
Ratios to average net assets:
 Net investment income                     5.88%     5.38%     4.90%    5.45%    5.60%/(5)/
 Interest expense                          1.97      1.12      1.80     1.77     1.40/(5)/
 Other expenses                            1.04      1.10      1.03     1.07     1.10/(5)/
 Total expenses                            3.01      2.22      2.83     2.84     2.50/(5)/
--------------------------------------------------------------------------------------------
Portfolio turnover rate                      63%      164%      155%     242%     288%
--------------------------------------------------------------------------------------------


/(1)/Per share amounts calculated using the monthly average shares method. /(2)/For the period from April 18, 1997 (inception date) to May 31, 1997. /(3)/Amount represents less than 0.01 per share.
/(4)/Total return is not annualized, as it may not be representative of the total return for the year.
/(5)/Annualized.


                                                       Smith Barney Mutual Funds

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/sm/

Smith Barney Adjustable Rate Government
Income Fund


Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.


The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information
The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-06663)
FD0249 9/01

------------------------------------------------
Statement of Additional Information                           September 28, 2001
------------------------------------------------


This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current prospectus of Smith Barney Adjustable Rate Government Income Fund (the "fund"), dated September 28, 2001, as amended or supplemented from time to time, and should be read in conjunction with the prospectus. The prospectus may be obtained from your Salomon Smith Barney Financial Consultant, a Service Agent (as defined on page 25) or by writing or calling the fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.


TABLE OF CONTENTS

Management of the Fund ....................................................    2
Trustees and Officers of the Fund .........................................    2
Investment Objectives and Management Policies .............................    6
Risk Factors ..............................................................   22
Investment Restrictions ...................................................   24
Portfolio Transactions ....................................................   26
Portfolio Turnover ........................................................   27
Purchase of Shares ........................................................   27
IRA and Other Prototype Retirement Plans ..................................   28
Redemption of Shares ......................................................   30
Distributor ...............................................................   33
Determination of Net Asset Value ..........................................   34
Exchange Privilege ........................................................   34
Performance Data ..........................................................   36
Dividends, Distributions and Taxes ........................................   38
Additional Information About the Fund .....................................   39
Other Information .........................................................   41
Financial Statements ......................................................   41
Appendix A ................................................................  A-1

                             MANAGEMENT OF THE FUND

The executive officers of the fund are employees of certain of the organizations that provide services to the fund. These organizations are as follows:

    Name                                                  Service
    ----                                                  -------

    Salomon Smith Barney Inc. ("Salomon Smith Barney")    Distributor
    Smith Barney Fund Management LLC ("SBFM")             Investment Adviser and

                                                          Administrator

    BlackRock Financial Management, Inc.  ("BlackRock")   Sub-Investment Adviser
    PFPC Trust Company ("PFPC Trust")                     Custodian
    Citi Fiduciary Trust Company ("Citi Fiduciary")       Transfer Agent
    PFPC Global Fund Services  ("PFPC")                   Sub-Transfer Agent

These organizations and the functions they perform for the fund are discussed in the prospectus and in this SAI.

                        TRUSTEES AND OFFICERS OF THE FUND

Overall responsibility for management and supervision of the fund rests with the fund's board of trustees. The board of trustees approves all significant agreements between the fund and the companies that furnish services to the fund, including agreements with the fund's distributor, investment adviser, sub-investment adviser, administrator, custodian and transfer agent.

The trustees and executive officers of the fund, together with information as to their principal business occupations during the past five years, are set forth below. Each trustee who is an "interested person" of the fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

Allan J. Bloostein, Trustee (Age 71). President, Allan J. Bloostein Associates; formerly Vice Chairman and Director of May Department Stores Company; Director of Taubman Centers, Inc.; Retired Director of CVS Corporation. His address is 27 West 67/th/ Street, Apt. 5FW, New York, New York 10023.

Martin Brody, Trustee (Age 80). Consultant, HMK Associates; Retired Vice Chairman of the Board of Directors of Restaurant Associates Corporation; formerly Director of Jaclyn, Inc., an apparel design and manufacturing company; Trustee/Director of 20 investment companies associated with Citigroup. His address is c/o HMK Associates, 30 Columbia Turnpike, Florham Park, New Jersey 07932.

Dwight B. Crane, Trustee (Age 62). Professor, Harvard Business School; Director of Micro Forum, Inc. Trustee/Director of 23 investment companies associated with Citigroup. His address is c/o Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163.

Paolo M. Cucchi (Age 58). Vice President and Dean of College of Liberal Arts at Drew University. His address is Drew University, 108 Brothers College, Madison, NJ 07940.

Robert A. Frankel, Trustee (Age 74). Managing Partner of Robert A. Frankel Management Consultants. Former Corporate Vice President of The Reader's Digest Association, Inc. Trustee/Director of 9 investment companies associated with Citigroup. His address is 8 John Walsh Blvd., Peekskill, New York 10566

Dr. Paul Hardin (Age 70). Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill; Former Chancellor of the University of North Carolina. His address is 12083 Morehead, Chapel Hill, North Carolina, 27514-8426.

William R. Hutchinson, Trustee (Age 58). President, WR Hutchinson & Associates Inc.; formerly Group Vice President, Mergers and Acquisitions, BP AMOCO p.l.c., formerly Vice President, Financial Operations of AMOCO Corporation; Director of Associated Bank and Associated Banc-Corp. Trustee/Director of 7 investment companies associated with Citigroup. His address is 535 N. Michigan, Suite 1012, Chicago, IL 60611.

*Heath B. McLendon, (Age 68). President, Chairman of the Board and Chief Executive Officer. Managing Director of Salomon Smith Barney and President of SBFM and Travelers Investment Adviser, Inc. ("TIA"); Chairman, Co-Chairman or Trustee of 77 investment companies associated with Citigroup; His address is 125 Broad Street, New York, New York 10004.

George M. Pavia, Trustee (Age 72) Senior Partner, Pavia & Harcourt, Attorneys. His address is Pavia & Harcourt, 600 Madison Avenue, New York, NY 10022

Scott M. Amero, (Age 38) Portfolio Manager. Managing Director of BlackRock Financial Management. His address is 345 Park Avenue, New York, New York 10154.

Keith T. Anderson, (Age 42) Portfolio Manager. Managing Director of BlackRock Financial Management. His address is 345 Park Avenue, New York, New York 10154.

Robert S. Kapito, (Age 44) Portfolio Manager. Vice Chairman of BlackRock Financial Management. His address is 345 Park Avenue, New York, New York 10154.

Lewis E. Daidone, Senior Vice President and Treasurer (Age 43). Managing Director of Salomon Smith Barney; Treasurer of certain investment companies associated with Citigroup. Director and Senior Vice President of SBFM and TIA; His address is 125 Broad Street, New York New York 10004.

Christina T. Sydor, (Age 50) Secretary. Managing Director of Salomon Smith Barney; General Counsel and Secretary of SBFM and TIA; Secretary of certain investment companies associated with Citigroup. Her address is 388 Greenwich Street, New York, New York 10013.

Paul Brook, (Age 47) Controller. Director of Salomon Smith Barney; Controller or Assistant Treasurer of 43 investment companies associated with Citigroup; from 1997 - 1998 Managing Director of AMT Capital Services Inc.; prior to 1997 Partner with Ernst & Young LLP. His address is 125 Broad Street, New York, New York 10004.

As of September 17, 2001, the trustees and officers of the fund as a group beneficially owned less than 1% of the outstanding shares of the fund. As of September 17, 2001, to the best knowledge of the fund and the board, the following shareholders or "group" (as that term is used in Section 13(d) of the Securities Act of 1934) beneficially owned more than 5% of the outstanding shares of the fund:

Class A Shares

                                                         Percent of Total
Name and Address                 Number of Shares        Outstanding
----------------                 ----------------        -----------
                                                         Shares
                                                         ------

Sally A. Bleckner, Trustee       26,587.459              5.3853
FBO Sally A. Bleckner
U/A/D 09/17/99
8519 Augusta Lane
Holland, Ohio 43528-9040

Class I Shares

                                                        Percent of Total
Name and Address                Number of Shares        Outstanding
----------------                ----------------        ------------
                                                        Shares
                                                        ------
Polonia Bank                    1,226,262.916           5.3673
Attn: Paul D. Rutkowski &
Anthony J. Szuszczewicz



REMUNERATION

No director, officer or employee of Salomon Smith Barney, BlackRock or SBFM or any of their affiliates receives any compensation from the fund for serving as an officer or trustee of the fund. The fund pays each trustee who is not a director, officer or employee of Salomon Smith Barney, BlackRock, SBFM, or any of their affiliates, a fee of $2,500 per annum plus $250 per meeting attended, and reimburses them for travel and out-of-pocket expenses. For the fiscal year ended May 31, 2001 such travel expenses totaled $2,199.

The following table sets forth the compensation paid by the fund to each person who was a trustee during the fund's last fiscal year:

                                                                       Total Compensation
                               Aggregate                               From Fund and Fund
                             Compensation      Pension or Retirement       Complex for       Total Number of Funds
                             From the Fund      Benefits Accrued as       Calendar Year        for Which Trustee
                            For Fiscal Year           Part of            Ended 12/31/00          Serves Within
        TRUSTEE              Ended 5/31/01         Fund Expenses                                 Fund Complex
Allan J. Bloostein              $3,033                  $0                  $109,950                  19
Martin Brody                    $3,017                   0                  $132,950                  20
Paolo Cucchi                     $600                    0                   $38,300                   8
Dwight Crane                    $2,783                   0                  $153,175                  23
Robert A. Frankel               $3,283                   0                   $72,850                   9
William R. Hutchinson           $3,050                   0                   $38,300                   7
Heath B. McLendon*                 -                     0                         -                  77
Paul Hardin                       $0                     0                   $93,150                  20
George M. Pavia                   $0                     0                   $18,350                   9

*    Designates an "interested person" of the fund.

     At the end of the year in which they attain 80, fund trustees are required to change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to fund trustees, together with reasonable out-of-pocket expenses for each meeting attended. During the last fiscal year, aggregate compensation paid to Charles Barber, a Trustee Emeritus, totaled $0.

INVESTMENT ADVISER, SUB-INVESTMENT ADVISER AND ADMINISTRATOR

       INVESTMENT ADVISER AND ADMINISTRATOR

SBFM, located at 125 Broad Street, New York, New York 10004, serves as the fund's investment adviser and administrator. In its capacity as the fund's investment adviser, subject to the supervision and direction of the fund's board of trustees, SBFM is generally responsible for furnishing, or causing to be furnished to the fund, investment management services. Included among the specific services provided by SBFM as investment adviser are: the selection and compensation of a sub-investment adviser to the fund; the review of all purchases and sales of portfolio instruments made by the fund to assess compliance with its stated investment objectives and policies; the monitoring of the selection of brokers and dealers effecting investment transactions on behalf of the fund, and the payment of reasonable salaries and expenses of those of the fund's officers and employees, and the fees and expenses of those members of the fund's board of trustees, who are directors, officers or employees of SBFM. SBFM provides investment management, investment advisory and/or administrative services to individual, institutional and investment company clients that had aggregate assets under management, as of August 31, 2001, in excess of $121 billion. For the fiscal year ended May 31, 2001, SBFM received fees in an amount equal to 0.40% of the fund's average daily net assets for the investment advisory services provided. As the fund's administrator, SBFM calculates the net asset value of the fund's shares and generally assists in all aspects of the fund's administration and operation. SBFM receives a fee for services provided to the fund as administrator that is accrued daily and paid monthly at the annual rate of 0.20% of the value of the fund's average daily net assets.

Certain of the services provided to, and the fees paid by, the fund under its agreements with BlackRock and SBFM are described in the prospectus. For the fiscal years ended May 31, 1999, 2000, and 2001 such fees (for investment advisory and administration services) amounted to $667,788, $822,791and $787,603, respectively. In addition to providing the services described in the prospectus, SBFM furnishes the fund with statistical and research data, clerical assistance and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the fund; prepares reports to the fund's shareholders; and prepares tax returns, reports to and filings with, the Securities and Exchange Commission (the "SEC") and state regulatory authorities. SBFM, is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Citigroup. SBFM pays BlackRock a fee for services provided by BlackRock to the fund, which is accrued daily and paid monthly, at the annual rate of 0.20% of the value of the fund's average daily net assets. The fund pays no direct fee to BlackRock. BlackRock and SBFM each pay the salaries of all officers and employees it employs who provide services to the fund, and SBFM maintains office facilities for the fund. BlackRock and SBFM bear all expenses in connection with the performance of their respective services under their agreements with the fund.

       SUB-INVESTMENT ADVISER -- BLACKROCK

Under the terms of the sub-investment advisory agreement among SBFM, the fund and BlackRock, SBFM employs BlackRock as the fund's sub-investment adviser. BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with over $220 billion of assets under management as of July 31, 2001. BlackRock, Inc. manages assets on behalf of more than 3,000 institutions and 160,000 individuals worldwide through a variety of fixed-income, equity, liquidity and alternative investment separate accounts and mutual funds. BlackRock, Inc. is majority-owned subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services organizations in the United States. BlackRock maintains its principal offices at 345 Park Avenue, New York, New York 10154.

As the fund's sub-investment adviser, BlackRock, subject to the supervision and direction of the fund's board of trustees, and subject to review by SBFM, manages the fund's portfolio in accordance with the investment objectives and stated policies of the fund, makes investment decisions for the fund, selects the brokers and dealers through which the fund's investment transactions are effected and places purchase and sale orders for the fund's portfolio transactions. BlackRock also pays the salaries of all officers and employees of the fund who are employed by both it and the fund, provides the fund with investment officers who are authorized by the board of trustees to execute purchases and sales of securities and other financial instruments on behalf of the fund and employs a professional staff of portfolio managers who draw upon a variety of sources for research information for the fund.

       PORTFOLIO MANAGEMENT

Since the fund's commencement of operations, June 22, 1992, Keith T. Anderson, Scott M. Amero and Robert S. Kapito, each a senior officer at BlackRock, have been responsible for managing the day-to-day investment activities of the fund.

Management's discussion and analysis, and additional performance information regarding the fund during the fiscal year ended May 31, 2001, is included in the Annual Report for that period. A copy of the Annual Report may be obtained upon request and without charge from a Salomon Smith Barney Financial Consultant, a Service Agent or by writing or calling the fund at the address or phone number listed above.

SBFM receives a fee for services provided to the fund that is accrued daily and paid monthly at the annual rate of 0.20% of the value of the fund's average daily net assets.

Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser, sub-investment adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

A copy of the fund's Code of Ethics is on file with the SEC.

                  INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The investment objectives of the fund are to seek to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates. These investment objectives may not be changed without the approval of the holders of a majority of the fund's outstanding shares. No assurance can be given that the fund will be able to achieve its investment objectives. The prospectus discusses the investment objectives of the fund and the principal policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the fund may invest, the investment policies and strategies that the fund may utilize, and certain risks attendant to those investments, policies and strategies.

In seeking to achieve its investment objectives, the fund will invest principally in adjustable rate securities and U.S. government securities. Under normal market conditions, the fund will invest at least 65% of its net assets in U.S. government securities, and will also invest at least 65% of its net assets in adjustable rate securities, many of which will also be U.S. government securities. The fund's assets not invested in U.S. government securities may be invested in, among other instruments, fixed rate and adjustable rate mortgage-backed securities ("MBSs"), asset-backed securities ("ABSs") and corporate debt securities rated within the two highest long-term debt categories by a nationally recognized statistical rating organization (an "NRSRO"), such as those rated Aa by Moody's Investors Service, Inc. ("Moody's") or AA by Standard & Poor's Ratings Group ("S&P") and money market instruments with a comparable short-term rating. Up to 20% of the fund's total assets may be invested in securities that are unrated but deemed to be of comparable credit quality by BlackRock, and up to 10% of the fund's total assets may be invested in U.S. dollar-denominated foreign securities, including MBSs and ABSs issued by foreign entities that are of comparable credit quality. The foregoing policies as to ratings of portfolio securities will be applicable at the time securities are purchased by the fund; if portfolio securities of the fund are subsequently assigned lower ratings, if they cease to be rated or if they cease to be deemed to be comparable, BlackRock will reassess whether the fund should continue to hold the securities.

The fund may invest up to 5% of its total assets in municipal obligations and in zero coupon securities, including zero coupon U.S. Treasury securities. In addition, the fund may engage in various hedging strategies to increase investment return and/or protect against interest rate changes in an effort to maintain the stability of its net asset value.

Adjustable Rate Securities

The fund will invest at least 65% of its net assets in adjustable rate securities ("Adjustable Rate Securities"), consisting principally of mortgage-backed and asset-backed securities. Adjustable Rate Securities are instruments that bear interest at rates that adjust at periodic intervals at a fixed amount (typically referred to as a "spread") over the market levels of interest rates as reflected in specified indexes. MBSs are securities that directly or indirectly represent an interest in, or are backed by and are payable from, mortgage loans secured by real property. ABSs are similar in structure to MBSs, except that the underlying asset pools consist of credit card, automobile or other types of receivables, or of commercial loans. MBSs and ABSs are issued in structured financings through which a sponsor securitizes the underlying mortgage loans or financial assets to provide the underlying assets with greater liquidity or to achieve certain other financial goals. The collateral backing MBSs and ABSs is usually held by an independent bailee, custodian or trustee on behalf of the holders of the related MBSs or ABSs. The holder of the related MBSs or ABSs (such as the fund) will have either an ownership interest or security interest in the underlying collateral and can exercise its rights to it through the bailee, custodian or trustee.

Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. These prepayments may usually be made by the related obligor without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous economic, geographic, social and other factors. (ABSs backed by other than home equity loans do not generally prepay in response to changes in interest rates, but may be subject to prepayments in response to other factors.) Changes in the rates of prepayments will generally affect the yield to maturity of the security.

Indices. The key determinant of the interest rates paid on Adjustable Rate Securities is the interest rate index chosen (and the spread, above or below the interest rate of the index, required to be paid on the security). Certain indices are tied to the interest rate paid on specified securities, such as one-, three-or five-year U.S. Treasury securities, whereas other indices are more general. A prominent example of a general type of index is the cost of funds for member institutions (that is, savings and loan associations and savings banks) of the Federal Home Loan Bank (the "FHLB") of San Francisco (The 11th District Cost of Funds Index, "COFI"). A number of factors may affect the COFI and cause it to behave differently from indices tied to specific types of securities. The COFI is dependent upon, among other things, the origination dates and maturities of the member institutions' liabilities. Consequently, the COFI may not reflect the average prevailing market interest rates on new liabilities of similar maturities, and may not move in the same direction as prevailing interest rates since, as longer term deposits or borrowings mature and are renewed at market interest rates, the COFI will rise or fall depending upon the differential between the prior and the new rates on the deposits and borrowings. In addition, associations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Any movement in the COFI as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the COFI. To the extent that the COFI may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates any increase may produce a higher yield later than would be produced by the other indices. In a period of declining interest rates, the COFI may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans that adjust in accordance with the COFI than mortgage or other loans that adjust in accordance with other indices. In addition, to the extent that the COFI may lag behind other indices in a period of rising interest rates, securities based on the COFI may have a lower market value than would result from use of other indices. In a period of declining interest rates, securities based on the COFI may reflect a higher market value than would securities based on other indices.

The interest rates paid on Adjustable Rate Securities are generally readjusted periodically to an increment over the chosen interest rate index. Such readjustments occur at intervals ranging from one to 36 months. The degree of volatility in the market value of the Adjustable Rate Securities in the fund's portfolio will be a function of the frequency of the adjustment period, the applicable index and the degree of volatility in the applicable index. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively. The fund will not seek to maintain an overall average cap or floor, although BlackRock will consider caps or floors in selecting Adjustable Rate Securities for the fund.

The adjustable interest rate feature underlying the Adjustable Rate Securities in which the fund invests generally will act as a buffer to reduce sharp changes in the fund's net asset value in response to normal interest rate fluctuations. As the interest rates on the mortgages underlying the fund's MBSs are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value of the fund to fluctuate less dramatically than it would if the fund invested in more traditional long-term, fixed rate debt securities. During periods of rapidly rising interest rates, however, changes in the coupon rate may temporarily lag behind changes in the market rate, possibly resulting in a lower net asset value until the coupon resets to market rates. Thus, investors could suffer some principal loss if they sell their shares of the fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, the fund's MBSs will allow the fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. In addition, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the fund generally will be able to reinvest those amounts in securities with a higher current rate of return. The fund will not benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current coupon of Adjustable Rate Securities to exceed the maximum allowable caps. The fund's net asset value could vary to the extent that current yields on Adjustable Rate Securities are different from market yields during interim periods between the coupon reset dates.

MBSs. Three basic types of MBSs are currently available for investments:

(a) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, primarily consisting of securities either guaranteed by the Government National Mortgage Association or issued by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation; (b) those issued by private issuers that represent an interest in or are collateralized by MBSs issued or guaranteed by the United States government or one of its agencies or instrumentalities; and (c) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or MBSs without a United States government guarantee but usually having some form of private credit enhancement.

MBSs and ABSs issued by Nongovernmental Entities. Certain of the MBSs, as well as certain of the ABSs, in which the fund may invest will be issued by private issuers. Such MBSs and ABSs may take a form similar to the pass-through MBSs issued by agencies or instrumentalities of the United States, or may be structured in a manner similar to the other types of MBSs or ABSs described below. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of these types of institutions.

Credit Enhancements. Credit enhancements for certain MBSs and ABSs issued by nongovernmental entities typically are provided by external entities such as banks or financial institutions or by the structure of a transaction itself. Credit enhancements provided for certain MBSs and ABSs issued by non-governmental entities typically take one of two forms, (a) liquidity protection or (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security. BlackRock will monitor, on an ongoing basis, the creditworthiness of the providers of credit enhancement for such MBSs and ABSs held by the fund.

Examples of such credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The fund may purchase subordinated securities that, as noted above, may serve as a form of credit support for senior securities purchased by other investors.

Collateralized Mortgage Obligations. The fund may invest in MBSs taking the form of collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (this collateral being referred to collectively as "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income on the Mortgage Assets, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these types of institutions.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on MBSs.

Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, like other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payments on PAC Bonds have the highest priority after interest has been paid to all classes.

ABSs. The fund will invest in various types of Adjustable Rate Securities in the form of ABSs. The securitization techniques for ABSs are similar to those used for MBSs; through the use of trusts and special purpose corporations, various types of receivables (such as home equity loans and automobile and credit card receivables) are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. ABSs are typically bought or sold from or to the same entities that act as primary dealers in U.S. government securities.

Certain of the ABSs in which the fund will invest will be guaranteed by the Small Business Administration ("SBA"). The SBA is an independent agency of the United States, and ABSs guaranteed by the SBA carry a guarantee of both principal and interest backed by the full faith and credit of the United States. These ABSs may include pass-through securities collateralized by SBA guaranteed loans whose interest rates adjust in much the same fashion as described above with respect to ARMs. These loans generally include commercial loans such as working capital loans and equipment loans. The underlying loans are originally made by private lenders and are guaranteed in part by the SBA, the guaranteed portion of the loans constituting the underlying financial assets in these ABSs. In general, the collateral supporting ABSs is of shorter maturity than mortgage loans and may be less likely to experience substantial prepayments. Like MBSs, ABSs are often backed by a pool of assets representing the obligations of a number of different parties. Currently, pass-through securities collateralized by SBA guaranteed loans and home equity loans are the most prevalent ABSs that are Adjustable Rate Securities.

ABSs are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities, including MBSs, which could result in possible losses to the fund. In addition, the secondary market for ABSs may not be as liquid as the market for other securities, including MBSs, which may result in the fund experiencing difficulty in valuing ABSs.

U.S. Government Agencies or Instrumentalities. MBSs issued or guaranteed by agencies or instrumentalities of the United States government are generally considered to be of higher quality than those issued or guaranteed by non-governmental entities.

Government National Mortgage Association. The Government National Mortgage Association ("GNMA") is a wholly owned corporate instrumentality of the United States government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying mortgages must be insured by the Federal Housing Administration (the "FHA") under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or be guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

GNMA pass-through MBSs may represent a proportionate interest in one or more pools of the following types of mortgage loans: (a) fixed rate level payment mortgage loans; (b) fixed rate graduated payment mortgage loans; (c) fixed rate growing equity mortgage loans; (d) fixed rate mortgage loans secured by manufactured (mobile) homes; (e) mortgage loans on multifamily residential properties under construction; (f) mortgage loans on completed multifamily projects; (g) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (h) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (i) mortgage-backed serial notes.

Federal National Mortgage Association. The Federal National Mortgage Association ("FNMA") is a federally chartered and privately owned corporation established under the Federal National Mortgage

Association Charter Act. FNMA was originally organized in 1938 as a United States government agency to add greater liquidity to the mortgage market, and was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing. FNMA guarantees timely payment of principal and interest on FNMA MBSs. The obligations of FNMA are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship between FNMA to the United States, MBSs issued by FNMA are generally considered to be high quality securities with minimal credit risk.

Each FNMA pass-through MBS represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any government agency). The loans contained in those pools consist of: (a) fixed rate level payment mortgage loans; (b) fixed rate growing equity mortgage loans; (c) fixed rate graduated payment mortgage loans; (d) variable rate mortgage loans; (e) other adjustable rate mortgage loans; and (f) fixed rate mortgage loans secured by multifamily projects.

Federal Home Loan Mortgage Corporation. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the sale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC MBSs typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set out in the FHLMC Act. Mortgage loans underlying FHLMC MBSs may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another FHLMC MBS.

FHLMC guarantees (a) the timely payment of interest on all FHLMC MBSs, (b) the ultimate collection of principal with respect to some FHLMC MBSs and (c) the timely payment of principal with respect to other FHLMC MBSs. The obligations of FHLMC are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship of FHLMC to the United States, MBSs issued by FHLMC are generally considered to be high quality securities with minimal credit risk.

U.S. Small Business Administration. The U.S. Small Business Administration (the "SBA") is an independent agency of the United States established by the Small Business Act of 1953. The SBA was organized primarily to assist independently owned and operated businesses that are not dominant in their respective markets. The SBA provides financial assistance, management counseling and training for small businesses, as well as acting generally as an advocate of small businesses. The SBA guarantees the payment of principal and interest on portions of loans made by private lenders to certain small businesses. The loans are generally commercial loans such as working capital loans and equipment loans. The SBA is authorized to issue from time to time, through its fiscal and transfer agent, SBA-guaranteed participation certificates evidencing fractional undivided interests in pools of these SBA-guaranteed portions of loans made by private lenders. The SBA's guarantee of the certificates, and its guarantee of a portion of the underlying loan, are backed by the full faith and credit of the United States.

Among the specific types of MBSs in which the fund may invest are ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first 3, 6, 12, 13, 36 or 60 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in a designated benchmark index.

U.S. Government Securities

Securities issued or guaranteed by the United States government or one of its agencies, authorities or instrumentalities ("U.S. government securities") in which the fund may invest include debt obligations of varying maturities issued by the United States Treasury or issued or guaranteed by an agency or instrumentality of the United States government, including the FHA, Farmers Home Administration, Export-Import Bank of the United States, SBA, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Company. Direct obligations of the United States Treasury include bills, certificates of indebtedness, notes and bonds that differ in their interest rates, maturities and dates of issuance. These instruments are direct obligations of the United States government and, as such, are backed by the full faith and credit of the United States. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, the fund will not invest in obligations issued by an instrumentality of the United States government unless BlackRock determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the fund.

Zero Coupon Treasury Securities. The fund may purchase zero coupon securities when yields on those securities are attractive, to enhance portfolio liquidity or for a combination of both of these purposes. The fund may purchase "zero coupon" U.S. Treasury securities, which are U.S. Treasury bills, notes and bonds that have been stripped of their interest coupons or that are certificates representing interests in the stripped debt obligations and coupons. A zero coupon security is purchased at a discount from its face amount, and pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). The discount approximates the total amount of interest the security might accrue and compound over the period until maturity or the particular interest payment date at a rate reflecting the market rate of the securities at the time of issuance or purchase. Zero coupon securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The interest rate on zero coupon securities is automatically compounded and paid out at maturity. Although compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security does not obtain the higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities that make current distributions of interest.

Current federal tax law requires that a holder (such as the fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even although the holder receives no interest payments in cash on the security during the year. The fund will accrue income on zero coupon securities it holds for tax and accounting purposes, which income is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of portfolio securities to satisfy the fund's distribution obligations.

Currently, the only U.S. Treasury security issued without coupons is the U.S. Treasury bill. A number of banks and brokerage firms, however, have separated (stripped) the principal portions from the coupon portions of U.S. Treasury bonds and notes and have sold them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account.

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Other Investments of the Fund

Fixed Rate MBSs. Fixed rate MBSs in which the fund may invest consist primarily of fixed rate pass-through securities and fixed rate CMOs. Like Adjustable Rate Securities, these fixed rate securities may be issued either by agencies or instrumentalities of the United States government or by the types of private issuers described above. The basic structures of fixed rate MBSs are the same as those described above with respect to Adjustable Rate Securities. The principal difference between fixed rate securities and Adjustable Rate Securities is that the interest rate on the former type of securities is set at a predetermined amount and does not vary according to changes in any index.

Stripped MBSs. The fund may invest in stripped MBSs ("SMBSs"), which are derivative multi-class mortgage-backed securities typically issued by the same types of issuers that issue MBSs. Unlike MBSs, SMBSs commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBSs contemplates one class (the principal-only or "PO" class) receiving some of the interest and most of the principal from the underlying assets, and the other class (the interest-only or "IO" class) receiving most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. Although the fund may purchase securities of a PO class, it is more likely to purchase the securities of an IO class.

Although IO class SMBSs individually have greater market volatility than Adjustable Rate Securities, the fund will seek to combine investments in IOs with other investments that have offsetting price patterns. The value of IOs varies with a direct correlation to changes in interest rates, whereas the value of fixed rate MBSs, like that of other fixed rate debt securities, varies inversely with interest rate fluctuations. Therefore, active management of IOs in combination with fixed rate MBSs is intended to add incremental yield from changes in market rates while not materially increasing the volatility of the fund's net asset value.

The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs. The sensitivity of an IO that represents the interest portion of a particular class as opposed to the interest portion of an entire pool to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate.

Corporate Debt Securities. The fund may purchase corporate debt securities rated within the two highest categories for long-term debt obligations by an NRSRO, or, if unrated, deemed to be of comparable credit quality by BlackRock. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate MBSs, but corporate debt securities, unlike MBSs, are not subject to prepayment risk other than through contractual call provisions that generally impose a penalty for prepayment. Fixed rate debt securities may also be subject to call provisions.

Foreign Securities. The fund may invest up to 10% of its total assets in U.S. dollar-denominated foreign securities, including MBSs and ABSs issued by foreign entities, although under current market conditions the fund does not expect to invest in foreign securities.

Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

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Municipal Obligations. The fund may invest up to 5% of its total assets in obligations issued by state and local governments, political subdivisions, agencies and public authorities ("Municipal Obligations"). Any Municipal Obligation that is backed directly or indirectly by U.S. Treasury securities or the full faith and credit of the United States government will be considered by BlackRock to have the highest rating.

Illiquid Securities. The fund may not invest more than 15% of its net assets in repurchase agreements that have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market. Other illiquid securities include interest rate swaps and ABSs that cannot be disposed of promptly within seven days and in the usual course of business without the fund's receiving a reduced price. The fund will also treat POs and IOs as illiquid securities except for POs and IOs issued by U.S. governmental agencies and instrumentalities, whose liquidities are monitored by BlackRock subject to the supervision of SBFM and the fund's board of trustees.

Illiquid securities have historically included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Restricted securities issued pursuant to Rule 144A under the 1933 Act are not deemed to be illiquid. BlackRock will monitor the liquidity of these restricted securities subject to the supervision of SBFM and the board of trustees. In assessing the liquidity of a security, BlackRock will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Money Market Instruments. Money market instruments in which the fund may invest are limited to: U.S. government securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and other banking institutions having total assets in excess of $500 million); commercial paper rated no lower than Prime-1 by Moody's or A-1 by S&P or the equivalent from another NRSRO, or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the highest rating category; and repurchase agreements, as more fully described below. U.S. government securities in which the fund may invest include obligations issued or guaranteed by U.S. agencies and instrumentalities that are supported solely by the credit of the agency or instrumentality. At no time will the fund's investments in bank obligations, including time deposits, exceed 25% of its assets.

The fund will invest in an obligation of a foreign bank or foreign branch of a U.S. bank only if BlackRock determines that the obligation presents minimal credit risks. The obligations of foreign banks or foreign branches of U.S. banks in which the fund will invest may be traded in or outside the United States, but will be denominated in U.S. dollars. Obligations of a foreign bank or foreign branch of a U.S. bank entail risks that include foreign economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

Repurchase Agreements. The fund may enter into repurchase agreement transactions with member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities.

Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price.

The value of the securities underlying a repurchase agreement of the fund will be monitored on an ongoing basis by BlackRock or SBFM to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. BlackRock or SBFM will also monitor, on an ongoing basis to evaluate potential risks, the creditworthiness of the banks and dealers with which the fund enters into repurchase agreements.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreement transactions with member banks on the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement, which is considered a borrowing by the fund, involves a sale by the fund of securities that it holds concurrently with an agreement by the fund to repurchase the same securities at an agreed-upon price and date. The fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. The fund will enter into a reverse repurchase agreement for these purposes only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund may also use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the fund's securities is considered to be disadvantageous.

The fund will establish a segregated account in which the fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

Dollar Roll Transactions. To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, the fund may enter into dollar roll transactions. A dollar roll transaction, which is considered a borrowing by the fund, involves a sale by the fund of a security to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the fund, and the income from these investments, together with any additional fee income received on the sale, will generate income for the fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time that the fund enters into a dollar roll transaction, it will place in a segregated account cash or other liquid securities having a value equal to the repurchase price and will subsequently monitor the account to ensure that its value is maintained.

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When-Issued and Delayed Delivery Transactions. The fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the fund at the time of entering into the transaction. A segregated account of the fund, cash or liquid securities that are marked to market daily, pursuant to guidelines established by the Trustees. The payment obligations and the interest rates that will be received are each fixed at the time the fund enters into the commitment and no interest accrues to the fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. When the fund engages in when-issued or delayed delivery securities transactions, it will rely on the other party to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Lending Portfolio Securities. To generate income, the fund may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, are currently subject to a limitation whereby they may not exceed 33 1/3% of the value of the fund's total assets. The fund will not lend securities to Salomon Smith Barney unless the fund has applied for and received specific authority to do so from the SEC. The fund's loans of securities will be collateralized by cash, letters of credit or U.S. government securities. The cash or instruments collateralizing the fund's loans of securities will be maintained at all times in a segregated account in an amount at least equal to the current market value of the loaned securities. From time to time, the fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the fund and is acting as a "finder."

By lending its portfolio securities, the fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The fund will comply with the following conditions whenever it loans securities: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the fund's board of trustees must terminate the loan and regain the right to vote the securities.

Borrowing. The fund may borrow from banks for temporary or emergency (not leveraging) purposes and enter into reverse repurchase agreements or dollar rolls in an aggregate amount equal to up to 33 1/3% of the value of its total assets (computed at the time the loan is made). The fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the fund's asset coverage for borrowings falls below 300%, the fund will take prompt action to reduce its borrowings.

Short Sales. The fund may make short sales of securities. A short sale is a transaction in which the fund sells a security it does not own in anticipation that the market price of that security will decline. The fund may make short sales both as a form of hedging to offset potential declines in securities positions it holds in similar securities and in order to maintain portfolio flexibility.

The fund may make short sales "against the box" without complying with the limitations described above. In a short sale against the box transaction, the fund, at the time of the sale, owns or has the immediate and unconditional right to acquire at no additional cost the identical security sold. This is distinguished from a "naked short," in which the fund does not own or have the right to acquire the security sold.

To complete a short sale, the fund must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the fund from the short sale are retained by the

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broker until the fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker, which collateral consists of cash or U.S. government securities. In addition, the fund will place in a segregated account an amount of cash, U.S. government securities or other liquid securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the fund will maintain the segregated account daily at a level such that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and will not be less than the market value of the securities at the time they were sold short.

The fund will not enter into a short sale of securities if, as a result of the sale, the total market value of all securities sold short by the fund would exceed 25% of the value of the fund's assets. In addition, the fund may not (a) sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 2% of the value of the fund's net assets or
(b) sell short the securities of any class of an issuer to the extent of more than 2% of the outstanding securities of the class at the time of the transaction.

Interest Rate Transactions, Options and Futures. The fund is authorized to engage in transactions involving put and call options. The fund may purchase a put option, for example, in an effort to protect the value of a security that it owns against a substantial decline in market value, if BlackRock believes that a defensive posture is warranted for a portion of the fund's portfolio. In addition, in seeking to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase, the fund may purchase a put option on securities it does not hold. Although changes in the value of the put option should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in the latter type of transaction as in a transaction in which the fund purchases a put option on an underlying security it owns.

The fund is authorized to engage in transactions involving over-the-counter options ("OTC options") and options traded on a U.S. securities exchange. Whereas exchange-traded options are in effect guaranteed by The Options Clearing Corporation, the fund relies on the dealer from which it purchases an OTC option to perform if the option is exercised. BlackRock will monitor the creditworthiness of dealers with which the fund enters into OTC option transactions under the general supervision of SBFM and the fund's board of trustees.

The fund may seek to increase its return through the use of covered options on portfolio securities and to hedge its portfolio against movements in interest rates by means of other portfolio strategies. The fund has authority to write (that is, sell) covered call and put options on its portfolio securities, purchase and sell call and put options on securities and engage in transactions in interest rate swaps, caps and floors, financial futures contracts, and related options on those contracts. Although these strategies entail risks (as discussed below), BlackRock believes that, because the fund will (a) write only covered options and (b) engage in other transactions only for hedging purposes, the strategies should not subject the fund to the risks frequently associated with the speculative use of the strategies. While the fund's use of hedging strategies is intended to reduce the volatility of the net asset value of fund shares, the fund's net asset value will fluctuate. The fund is not obligated to use any of the listed strategies at any particular time or under any particular economic condition, and there is no assurance that these strategies will be effective. The following is further information relating to certain portfolio strategies the fund may utilize.

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Utilization of futures transactions to hedge the fund's portfolio will involve the risk of imperfect correlation in movements in the prices of futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the futures contract moves more or less than the price of the security, the fund will experience a gain or loss that would not be completely offset by movements in the price of the security that is the subject of the hedge.

Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. Such a transaction requires a secondary market on an exchange for call or put options of the same series. The fund will enter into an option or futures transaction on an exchange only if a liquid secondary market appears to exist for the options or futures. No assurance can be given that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the case of a futures position or an option on a futures position written by the fund, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the fund may be required to take or make delivery of the currency underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse effect on the fund's ability to hedge effectively its portfolio. The risk also exists of a loss by the fund of margin deposits in the event of bankruptcy of a broker with which the fund has an open position in a futures contract or related option.

The exchanges on which the fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether the options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. BlackRock does not believe that these trading and position limits will have any adverse effect on the portfolio strategies for hedging the fund's portfolio.

Interest Rate Hedging Transactions. The fund may hedge all or a portion of its portfolio against fluctuations in interest rates by entering into interest rate transactions. The fund bears the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities that are the subject of the hedging transaction.

The fund expects to enter into interest rate transactions primarily to hedge its portfolio of Adjustable Rate Securities against fluctuations in interest rates. Typically, the parties with which the fund will enter into interest rate transactions will be brokers, dealers or other financial institutions typically called "counterparties." Certain federal income tax requirements may, however, limit the fund's ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders of the fund will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined rate, to receive payments of interest on a notional principal amount from the party selling the cap. The purchase of an interest rate cap therefore hedges against an increase in interest rates above the cap on an Adjustable Rate Security held by the fund. Thus, for example, in the case of an Adjustable Rate Security indexed to the COFI, if the COFI increases above the rate paid on the security, the counter-party will pay the differential to the fund. The opposite is true in the case of an interest rate floor; it hedges against a decrease in the index rate below any floor on the Adjustable Rate Security Interest rate. Swap transactions involve the exchange by the fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. If the fund were to hold an MBS with an interest rate that is reset only once each year, for example, it could swap the right to receive interest at the fixed rate for the right to receive interest at a rate that is reset every week. This swap would enable the fund to offset a decline in the value of the MBS due to rising interest rates, but would also limit its ability to benefit from falling interest rates. Conversely, if the fund were to hold an MBS with an interest rate that is reset every week and it desired to lock in what it believed to be a high interest rate for one year, it could swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. This type of a swap would protect the fund from a reduction in yield due to falling interest rates, but would preclude it from taking full advantage of rising interest rates.

Interest Rate Swaps. The fund may enter into interest rate swaps, which are "derivative" transactions involving the exchange by the fund with another party of their respective commitments to pay or receive interest, such as, for example, an exchange of floating rate payments for fixed rate payments. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities that the fund anticipates purchasing at a later date. The fund intends to use these transactions as a hedge and not as a speculative investment. The fund will enter into interest rate swap transactions on a net basis; that is, the two payment streams are netted out, with the fund receiving or paying only the net amount of the two payments. Inasmuch as these transactions will be entered into for good faith hedging purposes, BlackRock believes that the obligations should not be deemed to constitute senior securities and, thus, the fund will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of cash, U.S. government securities or other liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by the fund in a segregated account. The fund will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated in one of the highest two rating categories by at least one NRSRO or is believed by BlackRock to be equivalent to that rating. If the other party to the transaction defaults, the fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If BlackRock is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the fund would be lower than it would have been if interest rate swaps were not used.

Interest rate swap transactions do not involve the delivery of securities or other underlying assets or principal. As a result, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund would be contractually obligated to make. If the MBS or another security underlying an interest rate swap were prepaid and the fund continued to be obligated to make payments to the other party to the swap, the fund would have to make the payments from another source. If the other party to an interest rate swap were to default, the fund's risk of loss would consist of the net amount of interest payments that the fund contractually was entitled to receive. Since interest rate transactions are individually negotiated, BlackRock expects to achieve an acceptable degree of correlation between the fund's rights to receive interest on MBSs and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

Writing Covered Options. The fund is authorized to write (that is, sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of these options. A covered call option is an option pursuant to which the fund, in return for a premium, gives another party a right to buy specified securities owned by the fund at a specified price and for a specified time set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the fund gives up the opportunity to profit from any potential price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction. A closing purchase transaction cancels out the fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

The writer of a covered call option has no control over when it may be required to sell its securities since it may be assigned an exercise notice at any time prior to the termination of its obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

The fund may write put options that give the holder of the option the right to sell the underlying security to the fund at the stated exercise price. The fund will receive a premium for writing a put option, which increases the fund's return. The fund will write only covered put options, which means that so long as the fund is obligated as the writer of the option it will have placed and maintained cash, U.S. government securities or other liquid securities with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The fund may engage in closing transactions to terminate put options that it has written.

Options purchased or sold by the fund may include options issued by The Options Clearing Corporation (the "Clearing Corporation"), which options are currently traded on the Chicago Board Options Exchange, American Stock Exchange, New York Stock Exchange, Inc. ("NYSE") and various regional stock exchanges. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the fund would not be able to sell the underlying security until the option expires or the fund delivered the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options may exist; (b) restrictions may be imposed by the exchange on opening transactions or closing transactions or both; (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on the exchange; (e) the facilities of the exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (f) the exchange could, for economic or other reasons, decide to or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on the exchange (or in that class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by the Clearing Corporation as a result of trades on the exchange would continue to be exercisable in accordance with their terms.

The fund may enter into over-the-counter option transactions ("OTC options"), which are two-party contracts with prices and terms negotiated between the buyer and seller. In the absence of a change of position of the staff of the SEC, the fund will treat OTC options and the assets used as cover for written OTC options as illiquid securities. If an OTC option is sold by the fund to a primary U.S. government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the conditional contractual right to repurchase the OTC option from the dealer at the predetermined price, then the fund will treat as illiquid the amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (that is, the current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money."

Purchasing Options. The fund may purchase put options to hedge against a decline in the market value of its holdings. By buying a put, the fund has a right to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's expiration of the option it has purchased. In certain circumstances, the fund may purchase call options on securities held in its portfolio on which it has written call options or that it intends to purchase. The fund may purchase either exchange-traded or OTC options.

Futures and Financial Futures. The fund is authorized to engage in transactions in financial futures contracts and related options on these futures contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. The fund may assume both "long" and "short" positions with respect to futures contracts. A long position involves entering into a futures contract to buy a security, whereas a short position involves entering into a futures contract to sell a security. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, that is, by entering into an offsetting transaction. Futures contracts are traded on boards of trade that have been designated "contracts markets" by the Commodity Futures Trading Commission.

The purchase or sale of a futures contract, unlike the purchase or sale of a security, contemplates no price or premium being paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the borrower, called "variation margin," are required to be made daily as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Futures Contracts and Options on Futures Contracts. The fund may enter into interest rate futures contracts on U.S. government securities and MBSs. A futures contract on securities, other than GNMAs which are cash settled, is an agreement to purchase or sell an agreed amount of securities at a set price for delivery on an agreed future date. The fund may purchase a futures contract as a hedge against an anticipated decline in interest rates, and resulting increase in market price, of securities the fund intends to acquire. The fund may sell a futures contract as a hedge against an anticipated increase in interest rates, and resulting decline in market price, of securities the fund owns.

The fund may purchase call and put options on futures contracts on U.S. government securities and MBSs that are traded on U.S. commodity exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon the exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account that represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The fund will not purchase an option if, as a result of the purchase, more than 20% of its total assets would be invested in premiums for options and options on futures. In addition, the fund may not sell futures contracts or purchase related options if immediately after the sale the sum of the amount of initial margin deposits on the fund's existing futures and options on futures and for premiums paid for the related options would exceed 5% of the market value of the fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts the fund has entered into, except that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limitation. The fund is subject to no overall limitation on the percentage of its assets that may be subject to a hedge position.

The fund will purchase put options on futures contracts primarily to hedge its portfolio of U.S. government securities and MBSs against the risk of rising interest rates, and the consequential decline in the prices of U.S. government securities and MBSs it owns. The fund will purchase call options on futures contracts to hedge the fund's portfolio against a possible market advance at a time when the fund is not fully invested in U.S. government securities and MBSs (other than U.S. Treasury Bills).

Transactions Involving Eurodollar Instruments. The fund may from time to time purchase Eurodollar instruments traded on the Chicago Mercantile Exchange. These instruments are in essence U.S. dollar-denominated futures contracts or options on futures contracts that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund intends to use Eurodollar futures contracts and options on futures contracts to hedge against changes in LIBOR, to which many interest rate swaps are linked. The use of these instruments is subject to the same limitations and risks as those applicable to the use of the interest rate futures contracts and options on futures contracts described below.

Ratings as Investment Criteria. In general, the ratings of NRSROs such as Moody's and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. These ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. An issue of debt obligations may, subsequent to its purchase by the fund, cease to be rated or its ratings may be reduced below the minimum required for purchase by the fund. Neither event will require the sale of the debt obligation by the fund, but BlackRock will consider the event in its determination of whether the fund should continue to hold the obligation.

                                  RISK FACTORS

Interest Rate Risk. The fund's portfolio will be affected by general changes in interest rates that will result in increases or decreases in the market value of the obligations held by the fund. The market value of the obligations in the fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Adjustable Rate Securities. The types of securities in which the fund will invest have certain unique attributes that warrant special consideration or that present risks that may not exist in other types of mutual fund investments. Some of these risks and special considerations are peculiar to Adjustable Rate Securities whereas others, most notably the risk of prepayments, pertain to the characteristics of MBSs or ABSs generally.

Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the MBS or ABS originally held. To the extent that MBSs or ABSs are purchased by the fund at a premium, mortgage foreclosures and principal prepayments may result in loss to the extent of the premium paid. If MBSs or ABSs are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. BlackRock will consider remaining maturities or estimated average lives of MBSs and ABSs in selecting them for the fund.

ABSs may present certain risks not relevant to MBSs. Although ABSs are a growing sector of the financial markets, they are relatively new instruments and may be subject to a greater risk of default during periods of economic downturn than MBSs. In addition, assets underlying ABSs such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed. Finally, the market for ABS may not be as liquid as that for MBSs.

The interest rate reset features of Adjustable Rate Securities held by the fund will reduce the effect on the net asset value of fund shares caused by changes in market interest rates. The market value of Adjustable Rate Securities and, therefore, the fund's net asset value, however, may vary to the extent that the current interest rate on the securities differs from market interest rates during periods between interest reset dates. The longer the adjustment intervals on Adjustable Rate Securities held by the fund, the greater the potential for fluctuations in the fund's net asset value.

Investors in the fund will receive increased income as a result of upward adjustments of the interest rates on Adjustable Rate Securities held by the fund in response to market interest rates. The fund and its shareholders will not benefit, however, from increases in market interest rates once those rates rise to the point at which they cause the rates on the Adjustable Rate Securities to reach their maximum adjustment rate, annual or lifetime caps. Because of their interest rate adjustment feature, Adjustable Rate Securities are not an effective means of "locking-in" attractive rates for periods in excess of the adjustment period. In addition, mortgagors on loans underlying MBSs with respect to which the underlying mortgage assets carry no agency or instrumentality guarantee are often qualified for the loans on the basis of the original payment amounts; the mortgagor's income may not be sufficient to enable it to continue making its loan payments as the payments increase, resulting in a greater likelihood of default.

Any benefits to the fund and its shareholders from an increase in the fund's net asset value caused by declining market interest rates is reduced by the potential for increased prepayments and a decline in the interest rates paid on Adjustable Rate Securities held by the fund. When market rates decline significantly, the prepayment rate on Adjustable Rate Securities is likely to increase as borrowers refinance with fixed rate mortgage loans, thereby decreasing the capital appreciation potential of Adjustable Rate Securities. As a result, the fund should not be viewed as consistent with an objective of seeking capital appreciation.

Options and Futures Markets. Participation in the options or futures markets involves investment risks and transaction costs to which the fund would not be subject absent the use of these strategies. If BlackRock's predictions of movements in the direction of the securities and interest rate markets are not accurate, the adverse consequences to the fund may leave the fund in a worse position than if options or futures strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include:
(a) dependence on BlackRock's ability to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and futures contracts and options on futures contracts and movements in the prices of the securities being hedged; and (c) the skills needed to use these strategies being different from those needed to select portfolio securities. In addition, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and no assurance can be given that an active market will exist for a particular contract or option at a particular time.

Lending Portfolio Securities. In lending securities to brokers, dealers and other financial organizations, the fund will be subject to risks, which, like those associated with other extensions of credit, include the possible delays in realizing on, or loss of, collateral should the borrower fail financially.

Repurchase and Reverse Repurchase Agreements. In entering into a repurchase agreement, the fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by the fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.

When-Issued and Delayed Delivery Transactions. Securities purchased on a when-issued or delayed delivery basis may expose the fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing when-issued or delayed delivery securities can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

Short Sales. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a capital gain. Although the fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited in respect to a "naked" short.

Borrowing. If the fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their costs (including any interest paid on the money borrowed) to the fund, the net asset value of the fund's shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as "leverage."

                             INVESTMENT RESTRICTIONS

The fund is subject to certain restrictions and policies that are "fundamental," which means that they may not be changed without a "vote of a majority of the outstanding voting securities" of the fund, as defined under the 1940 Act. The fund is subject to other restrictions and policies that are "non-fundamental" and which may be changed by the fund's board of trustees without shareholder approval, subject to any applicable disclosure requirements.

Fundamental Policies. Without the approval of a majority of its outstanding voting securities, the fund may not:

1. issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

2. invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3. borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

4. make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

6. purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
     (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); and (d) investing in real estate investment trust securities.

7. invest in a manner that would cause the fund to fail to be a "diversified company" under the Act and the rules, regulations and orders thereunder.

8. purchase securities on margin, except that the fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities and except that the fund may pay initial or variation margin in connection with options or futures contracts.

9. make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the fund's net assets would be (a) deposited as collateral for the obligation to replace securities borrowed to effect the short sales and (b) allocated to segregated accounts in connection with the short sales. Short sales "against-the-box" are not subject to this restriction.

Nonfundamental Policies.  As a nonfundamental policy, the fund may not:

1. purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2. write or purchase puts, calls, straddles, spreads or combinations of those transactions, except as consistent with the fund's investment objectives and policies.

3. purchase securities, other than MBSs, ABSs or U.S. government securities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after the purchase, more than 5% of the fund's total assets would be invested in such securities.

4. invest in interests in oil, gas or other mineral exploration or development programs, except that the fund may invest in the securities of companies that invest in or sponsor those programs.

5.   make investments for the purpose of exercising control or management.

6.   invest in securities of another investment company except as permitted by
     Section 12(d)(1) of the 1940 Act or as part of a merger, consolidation, or acquisition of substantially all of the assets of another investment company.

7. purchase or retain securities of any issuer if, to the knowledge of the fund, any of the fund's officers or trustees or any officer or director of BlackRock or SBFM individually owns more than 1/2 of 1% of the outstanding securities of the issuer and together they own beneficially more than 5% of the securities.

All of the foregoing restrictions stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction.

                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the fund will be made by BlackRock, subject to the overall review of the fund's board of trustees. Allocation of transactions on behalf of the fund, including their frequency, to various dealers will be determined by BlackRock in its best judgment and in a manner deemed fair and reasonable to the fund's shareholders. The primary considerations of BlackRock in allocating transactions will be availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to BlackRock may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by SBFM or BlackRock, and the fees of SBFM and BlackRock are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to SBFM and BlackRock in serving both the fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to SBFM and BlackRock in carrying out their obligations to the fund.

Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for purchases and sales undertaken through principal transactions, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Although investment decisions for the fund will be made independently from those of the other accounts managed by BlackRock, investments of the type the fund may make may also be made by those other accounts. When the fund and one or more other accounts managed by BlackRock are prepared to invest in, or desire to dispose of, the same security or other investment instrument, available investments or opportunities for sales will be allocated in a manner believed by BlackRock to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

For the fiscal years ended May 31, 1999, 2000, and 2001, the fund incurred no brokerage commissions.

The fund will not purchase securities, including U.S. government securities, during the existence of any underwriting or selling group relating to the offering of the securities, of which Salomon Smith Barney is a member, except to the extent permitted by rules or exemptions adopted by the SEC or interpretations of the staff of the SEC. Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison to other funds that have similar investment objectives but that are not subject to a similar limitation.

                               PORTFOLIO TURNOVER

Under certain market conditions, if the fund is engaged in options transactions it may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by the fund (due to appreciation of the underlying security in the case of call options on securities or depreciation of the underlying security in the case of put options on securities) could result in a high turnover rate (i.e., in excess of 100%). The fund has no fixed policy with respect to portfolio turnover, but does not expect to trade in securities for short-term gain. The fund's annual portfolio turnover rate will not be a factor preventing a sale or purchase when BlackRock believes investment considerations warrant such sale or purchase. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve corresponding greater transaction costs that will be borne directly by the fund.

The fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for one year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation.

For the fiscal years ended May 31, 1999, 2000, and 2001, the fund's portfolio turnover rate was 155%, 164%, and 63%, respectively.

                               PURCHASE OF SHARES

GENERAL

Investors may purchase shares from a Salomon Smith Barney Financial Consultant, or from a broker-dealer, financial intermediary or a financial institution (each called a "Service Agent"). In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B or Class I shares. Salomon Smith Barney and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services (the "sub-transfer agent") are not subject to a maintenance fee.

Purchases of fund shares must be made through a brokerage account maintained with a Service Agent. In addition, certain investors may purchase shares directly from the fund through the transfer agent. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B or Class I shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

Investors in Class A and Class B (through Exchange Purchases) shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-employed Retirement Plan, in the fund. Investors in Class I shares may open an account by making an initial investment of $100,000. Subsequent investments of at least $50 may be made for all classes. For participants in retirement plans qualified under Section 403(b)(7) or
Section 401(a) of the Code, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan, the minimum initial investment requirement is $25 for monthly purchases and $50 for quarterly purchases. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and directors or trustees of any Citigroup-affiliated funds, including the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the fund's sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

The minimum initial and subsequent investment requirements in the fund for an account established under the Uniform Gift to Minors Act is $250 and the subsequent investment requirement is $50.

The minimum initial and subsequent investment requirements in the fund for an account established under the Simple IRA and the Easy Simple IRA Programs is $1. Exchange investments will have a $1 minimum.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through a Service Agent purchasing through Salomon Smith Barney, payment for fund shares is due on the third business day after the trade date (the "settlement date"). In all other cases, payment must be made with the purchase order.

Determination of Public Offering Price. The fund offers three classes of shares. Shares of the fund are offered to the public on a continuous basis. The public offering price per Class A share of the fund is equal to the net asset value per share next determined. Class B shares are offered for exchange with Class B shares of other funds in the Smith Barney Group of Mutual funds. Class B shares are subject to a deferred sales charge, if any, of the shares with which the exchange is made. Class I shares are available only to investors meeting an initial investment minimum of $100,000 and are sold at net asset value with no initial sales charge or deferred sales charge.

                    IRA AND OTHER PROTOTYPE RETIREMENT PLANS

Copies of the following plans with custody or trust agreements have been approved by the Internal Revenue Service and are available from the fund or Salomon Smith Barney; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension - IRA. The Small Business Job Protection Act of 1996 changed the eligibility requirements for participants in Individual Retirement Accounts ("IRAs"). If you or your spouse have earned income, each of you may establish an IRA and make maximum annual contributions equal to the lesser of earned income or $2,000. As a result of this legislation, married couples where one spouse is non-working may contribute a total of $4,000 annually to their IRAs.

The Taxpayer Relief Act of 1997 changed the requirements for determining whether or not you are eligible to make a deductible IRA contribution. If you are considered an active participant in an employer-sponsored retirement plan, you may still be eligible for a full or partial deduction depending upon your combined adjusted gross income ("AGI"). The rules applicable to so-called "Roth IRAs" differ from those described above. A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

An employer who has established a Simplified Employee Pension - IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual contribution to each participant's account of 15% (up to $24,000) of each participant's compensation.

Paired Defined Contribution Prototype. Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the fund through the Smith Barney Prototype Paired Defined Contribution Plan. The prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The prototype provides for a maximum annual tax deductible contribution on behalf of each Participant of up to 25% of compensation, but not to exceed $30,000 (provided that a money purchase pension plan or both a profit-sharing plan and a money purchase pension plan are adopted thereunder).

SYSTEMATIC INVESTMENT PLAN

Class A and Class I shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge an account with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder to provide for systematic additions to the shareholder's fund account. For shareholders purchasing Class A and Class I shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement and the minimum subsequent investment requirement is $25. For shareholders purchasing Class A and Class I shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement and the minimum subsequent investment requirement is $50. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the sub-transfer agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Salomon Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

CLASS B CONVERSION FEATURE

Class B shares will convert automatically to Class A shares eight years after the date on which they were originally purchased. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of Class B shares (other than Class B Dividend Shares) owned by the shareholder.

The length of time that deferred sales charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of any deferred sales charge will reduce the gain or increase the loss, as the case may be, on redemption. The amount of any deferred sales charge will be paid to Salomon Smith Barney.

WAIVERS OF DEFERRED SALES CHARGE

The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2;
(e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within

60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption. Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SALOMON SMITH BARNEY RETIREMENT PROGRAMS

You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The fund offers Class A shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.

There are no sales charges when you buy or sell Class A shares.

Class A Shares. Class A shares may be purchased by plans investing at least $1
--------------
million.


                              REDEMPTION OF SHARES

Detailed information on how to redeem shares of the fund is included in the prospectus. The right of redemption of shares of the fund may be suspended, or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the fund's investments or determination of net asset value not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders.

The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to the net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the sub-transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Service Agent. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's Service Agent, or by submitting a written request for redemption to:

         Smith Barney Adjustable Rate Government Income Fund
         Class A, B or I (please specify)
         c/o PFPC Global Fund Services
         P.O. Box 9699
         Providence, RI  02940-9699

A written redemption request must (a) state the class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted by the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

TELEPHONE REDEMPTION AND EXCHANGE PROGRAM. Shareholders who do not have a Salomon Smith Barney brokerage account may be eligible to redeem and exchange fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment to the fund.)

Redemption requests of up to $50,000 of any class or classes of the fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemption of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/ Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges. Eligible shareholders may make exchanges by telephone if the account registration from the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange request may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (New York time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

Distributions In Kind. If the board of trustees determines that it could be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Portfolio securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently disposing of these securities.

Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to a shareholder of any fund who owns shares of the fund with a value of at least $10,000 and who wishes to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences.) To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. Withdrawal Plans should be set up with a Service Agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Service Agent or the fund's sub-transfer agent.

DEFERRED SALES CHARGE, CLASS B SHARES

Class B shares, which may be acquired only upon an exchange with another fund in the Salomon Smith Barney Group of funds, are subject upon redemption to the highest deferred sales charge (if any) of the shares from which the exchange or any preceding exchange was made. A deferred sales charge payable to Salomon Smith Barney is imposed on any redemption of Class B shares that causes the value of a shareholder's account to fall below the dollar amount of all payments by the shareholder for the Class B shares (or any predecessor of those shares) that were exchanged for Class B shares of the fund ("purchase payments") during the preceding five years. No charge is imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (a) the current net asset value of Class B shares purchased through reinvestment of dividends or capital gains distributions, plus (b) the current net asset value of Class B shares acquired in an exchange that were originally purchased more than five years prior to the redemption, plus (c) increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding five years.

In circumstances in which the deferred sales charge is imposed, the amount of the charge will depend on (a) the deferred sales charge schedule applicable to shares of the fund that were exchanged for the shares being redeemed; and (b) the number of years since the shareholder made the purchase payment from which the amount is being redeemed. A redemption of shares acquired in exchange for shares that had been the subject of two or more exchanges among funds with differing deferred sales charge schedules will be subject to the highest applicable deferred sales charge schedule. Solely for purposes of determining the number of years since a purchase payment, all purchase payments during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The purchase payment from which a redemption is made is assumed to be the earliest purchase payment from which a full redemption has not already been effected.

Class B shares will automatically convert to Class A shares eight years after the date they were purchased. For this purpose, the date of purchase of Class B shares of the fund refers to the purchase date of the shares given in exchange for the Class B shares of the fund.

                                   DISTRIBUTOR

Salomon Smith Barney, serves as the fund's distributor on a best efforts basis pursuant to a written agreement dated June 5, 2000. The fund offers its shares on a continuous basis.

When payment is made by the investor before settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than Smith Barney Exchange Reserve fund) of the Smith Barney Mutual Funds. If the investor instructs the distributor to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the fund and the Smith Barney money market fund, and affiliates of Salomon Smith Barney that serve the funds in an investment advisory or administrative capacity will benefit from the fact they are receiving investment management fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The fund's board of trustees has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

     For the calendar year ended December 31, 2000, Salomon Smith Barney and its predecessor, CFBDS, Inc. incurred the following distribution expenses for the fund:

                                             Salomon Smith
                    Printing and                 Barney
                     Mailing of    Support     Financial
     Advertising    Prospectuses   Services   Consultants   Interest    Total
     -----------    ------------   --------   -----------               -----
        $101,577         $227      $721,753     $330,186       $422   $1,153,321

Distribution Arrangements. Shares of the fund are distributed on a best efforts basis by the Distributor pursuant to the Distribution Agreement. To compensate Salomon Smith Barney for the services provided and for the expenses borne under the Distribution Agreement, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to Class A, Class B and Class I shares. In addition, Salomon Smith Barney is also paid an annual distribution fee with respect to Class A and Class B shares at the rate of 0.50% of the value of the average daily net assets attributable to each respective class of shares.

Salomon Smith Barney currently serves as the fund's distributor on a best efforts basis pursuant to a written agreement (the "Distribution Agreement") dated June 5, 2000. For the fiscal years ending May 31, 1999, 2000, and 2001, Salomon Smith Barney received $4,000, $10,000 and $4000, respectively, in deferred sales charges on the redemption of the fund's Class B (and previous Class C shares). For the fiscal year ending May 31, 2001 Salomon Smith Barney received $96,000, in deferred sales charges on the redemption of the fund's Class A shares. This deferred sales charge only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

     The following service and distribution fees were incurred pursuant to the Plan during the years indicated:

                  Distribution Plan Fees
                  ----------------------
                        Fiscal Year            Fiscal Year         Fiscal Year
                       Ended 5/31/01          Ended 5/31/00       Ended 5/31/99
                       -------------          -------------       -------------
     Class A             $619,598               $763,812            $758,225
     Class B               19,697                 24,354              15,614
     Class I              115,070                 80,108              20,299

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the board of trustees, including a majority of the trustees who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement (the "Independent Trustees"). The Plan may not be amended to increase the amount of the fees without shareholder approval, and all material amendments of the Plan also must be approved by the trustees and the Independent Trustees in the manner described above. The Plan may be terminated at any time with respect to a class, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of such class of the fund (as defined in the 1940 Act). Pursuant to the Plan, Salomon Smith Barney will provide the board of trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

                        DETERMINATION OF NET ASSET VALUE

The fund's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the net asset value attributable to each class by the total number of shares of the class outstanding.

Generally, the fund's investments are valued at market value or, in the absence of a market value with respect to any security, at fair value as determined by or under the direction of the fund's board of trustees. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost where the board has determined that amortized cost approximates fair value. Corporate debt securities, MBSs and ABSs held by the fund are valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service approved by the board of trustees; any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analysis and evaluations of various relationships between securities and yield to maturity information. In carrying out valuation policies adopted by the fund's board of trustees, SBFM, as administrator, may consult with an independent pricing service (the "Pricing Service") retained by the fund. The procedures of the Pricing Service are reviewed periodically by the officers of the fund under the general supervision and responsibility of the board of trustees.

                               EXCHANGE PRIVILEGE

Class A and Class B shares of the fund may be exchanged for shares of the respective class of many of the funds of the Smith Barney Mutual Funds, as indicated in the prospectus, to the extent such shares are offered for sale in the shareholder's state of residence. Exchange of Class A and Class B shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made. Class I shares do not have exchange privileges.

Except as noted below, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, on the basis of relative net asset value per share at the time of exchange, as follows:

Class A. Class A shares of any fund purchased with a sales charge may be exchanged for Class A shares of any of the other funds. Class A shares of any fund sold without a sales charge may be exchanged for Class A shares of any of the other funds, but any applicable sales charge will apply, including any shares obtained through automatic reinvestments. This does not apply to the Smith Barney 401(k) Program and ExecChoice (TM) Programs.

Class B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the fund exchanged for Class B shares of another fund will be subject to the higher applicable deferred sales charge of the two funds and, for purposes of calculating deferred sales charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were purchased.

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders resident in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from any Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at net asset value next determined and, subject to any applicable deferred sales charge, the proceeds immediately invested, at a price as described above, in shares of the fund being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after notice to shareholders.

In the event a Class B shareholder (unless such shareholder was a Class B shareholder of the Short-Term World Income Fund on July 15, 1994) wishes to exchange all or a portion of his or her shares in any of the funds imposing a deferred sales charge, the exchanged Class B shares will be subject to that deferred sales charge. Upon the exchange, the newly acquired Class B shares will be deemed to have been purchased on the date the Class B shares of the fund that have been exchanged were acquired.

Additional Information Regarding the Exchange Privilege. Excessive exchange transactions can be detrimental to the fund's performance and its shareholders. SBFM may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, SBFM may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the fund or (b) remain invested in the fund or exchange into any of the other Smith Barney Mutual funds then available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

Certain shareholders may be able to exchange shares by telephone. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchange shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. An exchange involves a redemption of shares, which is a taxable transaction for shareholders that are subject to tax. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

                                PERFORMANCE DATA

From time to time the fund may advertise its total return, average annual total return and yield in advertisements. In addition, in other types of sales literature the fund may include its current dividend return. These figures are computed separately for the respective classes of shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming reinvestment of all income dividends and capital gain distributions on the reinvestment dates then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return. The yield of the fund refers to the net investment income earned by investments in the fund over a thirty-day period. This net investment income is then annualized, i.e., the amount of income earned by the investment during that thirty-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percentage of the investments. The yield quotation is calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The fund calculates current dividend return for each class by annualizing the most recent distribution and dividing by the net asset value on the last day of the period for which current dividend return is presented. The current dividend return for each class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a class's current return to yields published for other investment companies and other investment vehicles. The fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

Yield. The 30-day yield figure of each class described in the prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:

                                YIELD = 2[( a-b + 1)/6/-1]
                                            ---
                                            cd

         Where:
                  a     =     dividends and interest earned during the period.
                  b     =     expenses accrued for the period (net of
                              reimbursement).
                  c     =     the average daily number of shares outstanding
                              during the period that were entitled to receive
                              dividends
                  d     =     the maximum offering price per share on the last
                              day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

The fund's yield for the 30-day period ended May 31, 2001 was 5.02%, 5.08% and 5.58% with respect to its Class A, Class B and Class I shares, respectively.

Investors should recognize that in periods of declining interest rates, yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its portfolio of securities, thereby reducing the current yield of the classes. In periods of rising interest rates the opposite result can be expected to occur.

Average Annual Total Return. The "average annual total return" of a class described in the prospectus is computed according to a formula prescribed by the SEC, expressed as follows:

                                        P(1+T)/n/ = ERV

         Where:
                  P        =        a hypothetical initial payment of $1,000.
                  T        =        average annual total return
                  n        =        number of years.
                  ERV               = Ending Redeemable Value of a hypothetical
                                    $1,000 investment made at the beginning of a 1, 5-or 10-year period at the end of a 1-, 5-or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

For the one and five-year periods ended as of the most recent fiscal year end and over the life of the fund, the average annual total return assuming the maximum applicable sales charge for Class A shares were 7.74%, 5.37% and 5.37%; for Class B shares were 2.60%, 5.12% and 5.01% and for Class I shares (which have not been in existence for five years) were 8.26% and 6.11%, respectively.

For the one and five-year periods ended as of the most recent fiscal year end and over the life of the fund, the average annual returns without the deduction of the maximum applicable sales charge for Class A shares were 7.74%, 5.37% and 4.99%; for Class B shares were 7.60%, 5.29% and 5.01% and for Class I shares (which have not been in existence for five years) were 8.26% and 6.11%, respectively, without deduction of any deferred sales charge.

Aggregate Total Return. The "aggregate total return" of a class described in the prospectus represents the cumulative change in the value of an investment in a class for the specified period and is computed by the following formula:

                                     ERV - P
                                     -------
                                        P

                  Where:
                          P      =    a hypothetical initial payment of $10,000.
                          ERV    =    Ending Redeemable Value of a hypothetical
                                      $10,000 investment made at the beginning of a 1, 5-or 10-year period at the end of a 1-, 5-or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

Net investment income changes in response to fluctuations in interest rates and the expenses of a class. Consequently, the given performance quotations should not be considered as representative of the class' performance for any specified period in the future.

For the one and five-year periods ended as of the most recent fiscal year end and over the life of the fund, the aggregate total returns assuming the maximum applicable sales charge for Class A shares were 7.09%, 29.75% and 54.75%; for Class B shares were 2.60%, 28.38% and 51.96% and for Class I shares (which have not been in existence for five years) were 8.26% and 27.73% respectively.

For the one and five-year periods ended as of the most recent fiscal year end and over the life of the fund, the aggregate total returns for Class A shares without the deduction of the maximum applicable sales charge were 7.09%, 29.75% and 54.78%; for Class B shares were 7.60%, 29.38% and 51.96% and for Class I shares (which have not been in existence for five years) were 8.26% and 27.73% respectively, without deduction of any deferred sales charge.

A class' performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and its operating expenses and the expenses attributable to a particular class. Consequently, any given performance quotation should not be considered representative of a class' performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the performance of a class with that of other mutual funds or classes of other mutual funds should give consideration to the quality and maturity of the portfolio securities of the funds or classes.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The following is a summary of selected federal income tax considerations that may affect the fund and its shareholders. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the fund.

The fund has qualified and will seek to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. Provided the fund (a) is a regulated investment company and
(b) distributes to its shareholders at least 90% of its net investment income (including, for this purpose, any excess of its net short-term capital gain over its long-term capital loss) for a taxable year, it will not be liable for federal income taxes to the extent that its net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. As a general rule, the fund's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if it has held the investment for more than one year and will be a short-term capital gain or loss if the fund has held the investment for one year or less. The fund's transactions in options and futures contracts are subject to special tax rules that may affect the amount, timing and character of its gains and losses and, accordingly, of its distributions to shareholders. In addition, as a general rule, a shareholder's gain or loss on a redemption or other transaction that is treated as a sale of shares of the fund held by the shareholder as capital assets will be a long-term capital gain or loss if the shareholder has held his or her fund shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her fund shares for one year or less. If a shareholder receives a long-term capital gain distribution on any distribution date and sells that share when it has been held for six months or less, a loss on the sale will be long-term to the extent of the capital gain distribution. Shareholders of the fund will receive an annual statement as to the income tax status of his or her dividends and distributions for the prior calendar year. Each shareholder will also receive, if appropriate, various written notices after the close of the fund's prior taxable year as to the federal income tax status of the fund during the fund's prior taxable year. Investors considering buying shares of the fund on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that the amount of the forthcoming dividend or distribution payment will be a taxable dividend or distribution payment.

Dividends paid from net investment income and net short-term capital gains are subject to federal income tax as ordinary income. Distributions, if any, from net long-term capital gains are taxable as long-term capital gains, regardless of the length of time a shareholder has owned fund shares.

Shareholders are required to pay tax on all taxable distributions, even if those distributions are automatically reinvested in additional fund shares. None of the dividends paid by the fund will qualify for the corporate dividends received deduction. Dividends consisting of interest from U.S. government securities may be exempt from state and local personal income taxes. The fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The fund is required to withhold ("backup withholding") 30.5% (30% after December 31, 2001) of all dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for shareholders who do not provide the fund with a correct taxpayer identification number (social security or employer identification number) and any required certifications. Withholding also is required from dividends and capital gain distributions to shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.

The discussion above is only a summary of certain tax considerations generally affecting the fund and its shareholders, and is not intended to be a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

On May 31, 2001, the unused capital loss carryovers for the fund were approximately $7,308,000. For federal income tax purposes, this amount is available to be applied against future capital gains of the fund, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

-----------------------------------------------------------------
                            May 31,
--------------------------------------------------------------------------------
    2003            2004             2005            2008           2009
--------------------------------------------------------------------------------
$5,203,000        $570,000         $856,000        $338,000       $341,000
--------------------------------------------------------------------------------


                      ADDITIONAL INFORMATION ABOUT THE FUND

Counsel. Willkie Farr & Gallagher serves as counsel for the fund. The trustees who are not "interested persons" of the fund have selected Stroock & Stroock & Lavan LLP, as their counsel.

Auditors. KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the fund's independent auditors to examine and report on the fund's financial statements and financial highlights for the fiscal year ending May 31, 2002.

Custodian. PFPC Trust Company, located at Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the custodian of the fund. The assets of the fund are held under bank custodianship in accordance with the 1940 Act. Under its custody agreement with the fund, PNC Bank is authorized to establish separate accounts and appoint securities depositories as sub-custodians of assets owned by the fund. For its custody services, PNC Bank receives monthly fees charged to the fund based upon the month-end, aggregate net asset value of the fund plus certain charges for securities transactions. PNC Bank is also reimbursed by the fund for out-of-pocket expenses, including the costs of any sub-custodians.

Transfer Agent. Citi Fiduciary Trust Company, located at located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the fund.

Sub-Transfer Agent. PFPC Global Fund Services, located at P.O. Box 9699, Providence Rhode Island 02940-9699, serves as the fund's sub-transfer agent to render certain shareholder record-keeping and accounting services functions.

Organization of the Fund. The fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts and pursuant to an Amended and Restated Master Trust Agreement dated November 5, 1992, as amended from time to time (the "Trust Agreement"). The fund commenced operations on June 22, 1992, and on July 30, 1993 the fund changed its name to Smith Barney Shearson Adjustable Rate Government Income Fund. On November 7, 1994 the fund changed its name to its current name.

In the interest of economy and convenience, certificates representing shares in the fund are not physically issued except upon specific request made by a shareholder to PFPC, the fund's sub-transfer agent. The sub-transfer agent maintains a record of each shareholder's ownership of fund shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of trustees can elect all trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or trustee. The Trust Agreement provides for indemnification from the fund for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

Voting Rights. Each class of shares represents an identical interest in the fund's investment portfolio. As a result, the classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each class; (b) the effect of the respective sales charges, if any, for each class;
(c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; (e) the exchange privileges of each class; and (f) the conversion feature of the Class B shares. The fund's board of trustees does not anticipate that there will be any conflicts among the interests of the holders of the different classes of shares of the fund. The board of trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

When matters are submitted for shareholder vote, shareholders of each class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that class. Generally, shares of the fund will be voted on a fund-wide basis except for matters affecting only the interests of one class. The fund does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders. The trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund's outstanding shares. Shareholders of record owning no less than two-thirds of the outstanding shares of the fund may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Shareholders who satisfy certain criteria will be assisted by the fund in communicating with other shareholders in seeking the holding of the meeting.

Annual Reports. The fund sends to each of its shareholders a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also plans to consolidate the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. When the fund's annual report is combined with the prospectus into a single document, the fund will mail the combined document to each shareholder to comply with legal requirements. Any shareholder who does not want this consolidation to apply to his or her account should contact his or her Service Agent or the fund's transfer agent.

Minimum Account Size. The fund reserves the right to involuntarily liquidate any shareholder's account if the aggregate net asset value of the shares held in the fund is less than $500. (If a shareholder has more than one account in the fund, each account must satisfy the minimum account size.) The fund, however, will not redeem shares based solely upon market reductions in net asset value. Before the fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to minimum to avoid involuntary liquidation.

                                OTHER INFORMATION

In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer five "styles" of fund management that can be tailored to suit each investor's unique financial goals.

Classic Series  - our portfolio manager driven funds
         Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

         Index Series - funds that track the market
         Our Index funds are designed to provide investment results that track, as closely as possible, the performance of a stock or bond market index. This strategy distinguishes an index fund from an "actively managed" mutual fund. Instead of trying to outperform a market or segment, a portfolio manager looks to an index to determine which securities the fund should own.

         Premier Selections Series - our best ideas, concentrated funds
         We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

         Research Series - driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

         Style Pure Series - our solution to funds that stray
         Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.



                              FINANCIAL STATEMENTS

The fund's Annual Report for the fiscal year ended May 31, 2001 is incorporated herein by reference in its entirety. The Annual Report was filed on August 8, 2001, accession number 950130-01-003602.

                                   APPENDIX A

Description of S&P and Moody's ratings:

S&P Ratings for Municipal Bonds

S&P's Municipal Bond ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, Federal or state guarantee or the automatic withholding and use of state aid to pay the defaulted debt service.

                                       AAA

Prime - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

                                       AA

High Grade - The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated "AA" have the second strongest capacity for payment of debt service.

                                        A

Good Grade - Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                       BBB

Medium Grade - Of the investment grade ratings, this is the lowest.

General Obligation Bonds - Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

Revenue Bonds - Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                                BB, B, CCC and CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                        C

The rating C is reserved for income bonds on which no interest is being paid.

                                        D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

S&P Ratings for Municipal Notes

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Moody's Ratings for Municipal Bonds

                                       Aaa

Bonds that are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                                       Ca

Bonds that are rated Ca represent obligations that are speculative in a high degree. These issues are often in default or have other marked short-comings.

                                        C

Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Ratings for Municipal Notes

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction is in recognition of the differences between short- and long-term credit risk. Loans bearing the designation MIG 1 or VMIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing, from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 or VMIG 2 are of high quality, with margins of protection ample although not as large as the preceding group. Loans bearing the designation MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow may be narrow and market access for refinancing is likely to be less well established.

Description of S&P A-1+ and A-1 Commercial Paper Rating

The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of "AA-" or higher), or the direct credit support of an issuer or guarantor that possesses above-average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

Description of Moody's Prime-1 Commercial Paper Rating

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

PART C - FORM N-1A

Item 23. Exhibits

(a)(1) First Amended and Restated Master Trust Agreement dated November 5, 1992 is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement filed September 28, 1993 ("Post Effective Amendment No. 5").

(a)(2) Amendment No. 1 to First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 5.

(a)(3) Amendment No. 2 to First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed October 1, 1995.

(a)(4) Amendment No. 3 to First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on March 14, 1997 ("Post-Effective Amendment No. 12")

(a)(5) Amendment No. 4 to First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 12

(b) Registrant's By-Laws are incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed June 6, 1992 ("Pre-Effective Amendment No. 1").

(c) Registrant's form of share certificate for Class A, B, C, and I shares is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement filed August 14, 1992 ("Post-Effective Amendment No. 2").

(d)(1) Advisory Agreement between the Registrant and SSB Citi Fund Management LLC (formerly, SSBC Fund Management Inc., Smith Barney Strategy Advisers Inc. and Smith Barney Shearson Strategy Advisers Inc.) is incorporated by reference to Post-Effective Amendment No. 5.

(d)(2) Form of Sub-Advisory Agreement between the Registrant and BlackRock Financial Management Inc. is incorporated by reference to definitive Proxy Materials filed by Registrant on January 12, 1995.

(e)(1) Distribution Agreement between the Registrant and Smith Barney Inc. (formerly, Smith Barney Shearson Inc.) dated July 30, 1993 is incorporated by reference to Post-Effective Amendment No. 5.

(e)(2) Distribution Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 15.

(e)(3) Selling group Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 15.

(e)(4) Distribution Agreement between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 17.

(f) Not Applicable.

(g) Custody Agreement between the Registrant and PNC Bank, National Association is incorporated by reference to Post-Effective Amendment No. 9.

(h)(1) Transfer Agency Agreement between the Registrant and First Data Investor Services Group, Inc. (formerly The Shareholder Services Group, Inc.) is incorporated by reference to Pre-Effective Amendment No. 1.

(h)(2) Administration Agreement dated June 1, 1994 between the Registrant and SSB Citi Fund Management LLC (formerly, SSBC Fund Management Inc., Smith Barney Mutual Funds Management Inc. and Smith, Barney Advisers, Inc.) is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement as filed July 29, 1994 ("Post-Effective Amendment No. 6")

(h)(3) Form of Transfer Agency Agreement between the Registrant and Citi Fiduciary Trust Company (formerly Smith Barney Private Trust Company) is incorporated by reference to Post-Effective Amendment No. 17.

(h)(4) Form of Sub-Transfer Agency Agreement between Citi Fiduciary Trust Company (formerly Smith Barney Private Trust Company) and PFPC Global Fund Services (formerly, First Data Investor Services Group) is incorporated by reference to Post-Effective Amendment No. 17.

(i) Opinion of Counsel is incorporated by reference to Pre-Effective Amendment No. 1.

(j)      Consent of Independent Auditors is filed herewith.

(k)      Not Applicable.

(l) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated by reference to Pre-Effective Amendment No. 1.

(m)(1) Amended Services and Distribution Plan pursuant to Rule 12b-1 dated February 25, 1997 is incorporated by reference to Post-Effective Amendment No. 12.

(m)(2) Form of Amended and Restated Shareholder services and distribution plan pursuant to Rule 12b-1 for the Registrant is incorporated by reference to Post-Effective No. 15.

(n)      Financial Data Schedule is not applicable.

(o)(1) Amended Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 is incorporated by reference to Post-Effective Amendment No. 14.

(p) Code of Ethics is incorporated by reference to Post-Effective Amendment No. 17.

Item 24. Persons Controlled by or Under Common Control with Registrant

         None.

Item 25. Indemnification

         The response to this item is incorporated by reference to Pre-Effective Amendment No. 1.


Item 26. Business and Other Connections of Investment Adviser

Investment Adviser - Smith Barney Fund Management LLC ("SBFM") (formerly SSB Citi Fund Management LLC)

SBFM was incorporated under the laws of the State of Delaware in December 1968. On September 21, 1999, SBFM was converted into a Delaware Limited Liability Company. SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. (formerly Smith Barney Holdings Inc.), which in turn is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").


The list required by this Item 26 of officers and trustees of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and trustees during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBFM pursuant to the Advisers Act (SEC File No. 801-8314).

Business and Other Connections of Investment Adviser.

Sub-Investment Adviser -- BlackRock Financial Management L.P.

BlackRock Financial Management Inc. ("BlackRock") is a Delaware corporation and is a registered investment adviser engaged in the investment advisory business. Information as to BlackRock's offers and directors is incorporated by reference to the Form ADV filed by BlackRock pursuant to the Advisers Act (SEC file No. 801-32183).

Item 27. Principal Underwriters

(a) Salomon Smith Barney, Inc. ("Salomon Smith Barney") the Registrant's Distributor, is also the distributor for the following Smith
Barney funds:
Smith Barney Investment Series,
Consulting Group Capital Markets Funds,
Greenwich Street Series Fund,
Smith Barney Adjustable Rate Government Income Fund,
Smith Barney Aggressive Growth Fund Inc.,
Smith Barney Appreciation Fund Inc.,
Smith Barney Arizona Municipals Fund Inc.,
Smith Barney California Municipals Fund Inc.,
Smith Barney Allocation Series Inc.,
Smith Barney Equity Funds,
Smith Barney Fundamental Value Fund Inc.,
Smith Barney Funds, Inc.,
Smith Barney Income Funds,
Smith Barney Institutional Cash Management Fund, Inc.,
Smith Barney Investment Funds Inc.,
Smith Barney Investment Trust,
Smith Barney Managed Governments Fund Inc.,
Smith Barney Managed Municipals Fund Inc.,
Smith Barney Massachusetts Municipals Fund,
Smith Barney Money Funds, Inc.,
Smith Barney Muni Funds,
Smith Barney Municipal Money Market Fund, Inc.,
Smith Barney Sector Series Inc.,
Smith Barney New Jersey Municipals Fund Inc.,
Smith Barney Oregon Municipals Fund Inc.,
Smith Barney Principal Return Fund,
Smith Barney Small Cap Core Fund, Inc.,
Smith Barney Telecommunications Trust,
Smith Barney Variable Account Funds,
Smith Barney World Funds, Inc.,
Travelers Series Fund Inc., and various series of unit investment trusts.

PFS Distributors, Inc., ("PFS Distributors"), a Distributor of the Registrant, is also a distributor for the following Smith Barney funds: Smith Barney Investment Series, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Funds Inc., Smith Barney Investment Trust, Smith Barney Managed Municipals Fund Inc., Smith Barney Money Funds, Inc. Smith Barney Sector Series Inc. In addition, Salomon Smith Barney is also the distributor for the Centurion Funds, Inc.

(b) The information required by this Item 27 with respect to each director and officer of Salomon Smith Barney is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney pursuant to the Securities and Exchange Act of 1934 (SEC File No. 812-8510). The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28. Location of Accounts and Records

         (1)      Salomon Smith Barney Inc.
                  388 Greenwich Street, 22nd Floor
                  New York, New York  10013

 .        (2)      Smith Barney Adjustable Rate Government Income Fund
                  125 Broad Street
                  New York, New York  10004

         (3)      Smith Barney Fund Management LLC
                  125 Broad Street
                  New York, New York  10004

         (4)      BlackRock Financial Management Inc.
                  345 Park Avenue, 31st Floor
                  New York, New York  10154

         (5)      PFPC Trust Company
                  8800 Tinicum Boulevard
                  Philadelphia, Pennsylvania   19153

         (6)      PFPC Global Fund Services
                  P. O. Box 9699
                  Providence, RI  02940-9699

Item 29. Management Services

                  Not Applicable.

Item 30. Undertakings

                  Not Applicable.


SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 ("Securities Act"), as amended, and the Investment Company Act of 1940, as amended, the Registrant (certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act) and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereunto duly authorized, all in the City of New York, State of New York on the 28th day of September, 2001.

                                SMITH BARNEY ADJUSTABLE RATE
                                GOVERNMENT INCOME FUND

                                By:      /s/ Heath B. McLendon
                                Heath B. McLendon, Chairman of the Board,
                                President and Chief Executive Officer


WITNESS our hands on the date set forth below.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement and the above Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                              Date

/s/Heath B. McLendon
Heath B. McLendon                   Chairman of the Board,              9/28/01
                                    President and Chief
                                    Executive Officer

/s/ Lewis E. Daidone
Lewis E. Daidone                    Senior Vice President               9/28/01
                                    and Treasurer (Chief
                                    Financial and Accounting Officer)

/s/Allan J. Bloostein*
Allan J. Bloostein                  Trustee                             9/28/01


/s/ Martin Brody*                   Trustee                             9/28/01
Martin Brody


/s/Dwight B. Crane*                 Trustee                             9/28/01
Dwight B. Crane


/s/ Robert A. Frankel*              Trustee                             9/28/01
Robert A. Frankel


/s/ William R. Hutchinson*          Trustee                             9/28/01
William R. Hutchinson


* Signed by Heath McLendon, their duly authorized attorney-in-fact, pursuant to power of attorney filed with Post Effective No 12.

Exhibit Index

(j) Consent of Independent auditors is filed herewith.